UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                   Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Sec. 240.14a-12

ADA-ES, INC.
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(Name of Registrant as Specified In Its Charter)

N/A
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(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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                                       2

                                  ADA-ES, INC.
                           8100 SouthPark Way, Unit B
                            Littleton, Colorado 80120
                                 (303) 734-1727

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2007

To Our Shareholders:

An Annual Meeting (the "Meeting") of Shareholders of ADA-ES, Inc. ("ADA-ES" or the "Company"), a Colorado corporation, will be held at 9:00 a.m. (local time) on June 19, 2007 at the Pinehurst Country Club, located at 6255 West Quincy Street in Denver, Colorado, or at any postponement or adjournment thereof, for the following purposes:

     1. To elect nine (9) directors of the Company;

     2. To consider and vote upon a proposal to approve the 2007 Equity Incentive Plan, including approval of shares of common stock reserved for issuance under the Plan;

     3. To approve the Stock Issuance Plan for the issuance of shares of the Company's common stock in excess of 20% of the amount of our outstanding shares of common stock and not more than 3 million shares, including shares of common stock underlying options and warrants, in connection with raising capital for implementing our business plan for being the market leader in mercury control technology by manufacturing injection equipment and activated carbon for our power plant customers. This includes possible acquisition of equipment fabricator(s) and development of a "Greenfield" activated carbon manufacturing facility or other projects or ventures intended to provide the Company and its customers with a long-term supply of activated carbon and working capital requirements; and

     4. To consider and vote upon such other matters as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on April 30, 2007 are entitled to notice of and to vote at the Meeting.

The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

Please call on our toll-free number (888-822-8617) if you require directions or have other questions concerning the Meeting.

By Order of the Board of Directors

Mark H. McKinnies
Secretary

May 3, 2007

                                 PROXY STATEMENT

                                  ADA-ES, INC.
                           8100 SouthPark Way, Unit B
                               Littleton, CO 80120
                            Telephone: (303) 734-1727

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 2007

This Proxy Statement is furnished to the shareholders of ADA-ES, Inc. (the "Company"), a Colorado corporation, in connection with the solicitation of proxies by the Company's ("our") Board of Directors (the "Board"), to be voted at our ANNUAL MEETING OF SHAREHOLDERS (the "Meeting") to be held on Tuesday, June 19, 2007, at the Pinehurst Country Club at 6255 West Quincy Street, Denver, Colorado and any postponements or adjournments thereof. This Proxy Statement and accompanying form of proxy is first being mailed or given to our shareholders on or about May 7, 2007. The shares represented by all proxies that are properly executed and submitted will be voted at the Meeting in accordance with the instructions indicated thereon, and if no instructions are given, then in the discretion of the proxy holder. Throughout this Proxy Statement, the terms "we," "us" "our" and "our company" refer to ADA-ES, Inc., and unless the context indicates otherwise, our subsidiaries on a consolidated basis.


                         VOTING RIGHTS AND VOTE REQUIRED

Our Board has fixed the close of business on April 30, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. At such date there were [____________] shares of our common stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters that may come before the meeting. We do not have any class of voting securities other than Common Stock. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. If a quorum exists, actions or matters other than the election of the Board are approved if the votes cast in favor of the action exceed the votes cast opposing the action unless a greater number is required by the Colorado Business Corporation Act or our Articles of Incorporation. Abstentions will not affect the election of directors, but will have the same effect as a vote against the proposals to approve our 2007 Stock Incentive Plan and the Stock Issuance Plan. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Such nominees will not have discretionary voting power with respect to approving our 2007 Stock Incentive Plan or the Stock Issuance Plan. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal and accordingly will have no effect on the vote.

A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, the nine nominees receiving the highest number of votes cast will be elected as Directors.

Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

     o FOR the persons nominated by the Board for directors, being Robert N. Caruso, Michael D. Durham, John W. Eaves, Derek C. Johnson, Ronald B. Johnson, Mark H. McKinnies, Rollie J. Peterson, Jeffrey C. Smith and Richard Swanson.

     o    FOR the approval of the 2007 Equity Incentive Plan.

     o FOR the approval of the Stock Issuance Plan for authorization to issue shares of the Company's common stock in excess of 20% of the amount of our outstanding shares of common stock and not more than 3 million shares, including shares of common stock underlying options and warrants, in connection with raising capital for implementing our business plan for being the market leader in mercury control technology by manufacturing injection equipment and activated carbon for our power plant customers. This includes possible acquisition of equipment fabricator(s) and development of a "Greenfield" activated carbon manufacturing facility or other projects or ventures intended to provide the Company and its customers with a long-term supply of activated carbon and working capital requirements.

We do not know of any other matter or motion to be presented at the Meeting. If any other matter or motion should be presented at the Meeting upon which a vote must be properly taken, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the Meeting.

Any shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o Mark H. McKinnies, Secretary), 8100 SouthPark Way, Unit B, Littleton, Colorado, 80120, by submitting a new proxy executed at a later date, or by attending the Meeting and voting in person.

The Company will pay solicitation expenses. In addition to solicitation by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

                              ELECTION OF DIRECTORS

At the Meeting, the shareholders will elect nine directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS OUR NOMINEES FOR DIRECTORS:
ROBERT N. CARUSO, MICHAEL D. DURHAM, JOHN W. EAVES, DEREK C. JOHNSON, RONALD B. JOHNSON, MARK H. MCKINNIES, ROLLIE J. PETERSON, JEFFREY C. SMITH and RICHARD J. SWANSON.

All of the nominees are currently members of the Board. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the persons named in the proxy intend to vote for the election in his stead of such other person as the Board may recommend. It is the policy and practice of the Company that all directors attend the Meeting. All of our directors attended our 2006 Annual Meeting of Shareholders.

The following table sets forth certain information as to each current nominee and director of the Company:


          Name                Age                 Position and Offices                Director
          ----                ---                 --------------------                --------
                                                                                        Since             Term Expires
                                                                                        -----             ------------
Robert N. Caruso              55     Director, Member of the Compensation and           2006        Upon Successor's Election
                                     Nominating and Governance Committees
Michael D. Durham             57     Director, President                                2003        Upon Successor's Election
John W. Eaves                 49     Director, Member of the Compensation and           2004        Upon Successor's Election
                                     Nominating and Governance Committees
Derek C. Johnson              46     Director, Member of the Audit and Governance       2006        Upon Successor's Election
                                     Committees
Ronald B. Johnson             75     Director, Chairman of the Compensation             2003        Upon Successor's Election
                                     Committee, Member of the Audit Committee
Mark H. McKinnies             55     Director, Senior Vice President, Chief             2003        Upon Successor's Election
                                     Financial Officer and Secretary
                                     Director, Chairman of the Nominating and
Rollie J. Peterson                   Governance Committee, Member of the Audit
                              59     Committee                                          2003        Upon Successor's Election
Jeffrey C. Smith              55     Chairman of the Board of Directors, Member of      2003        Upon Successor's Election
                                     Audit and Compensation Committees
Richard J. Swanson            71     Director, Chairman of the Audit Committee,         2006        Upon Successor's Election
                                     Member of the Compensation Committee

The initial appointment of John Eaves to our Board was made pursuant to a Subscription and Investment Agreement ("Investment Agreement") with Arch Coal, Inc. ("Arch Coal") whereby our management agreed to make available one seat on the Board for an Arch Coal designee so long as they continue to hold at least 100,000 shares of our common stock. There are no other arrangements or understandings between any directors or executive officers and any other person or persons pursuant to which they were selected as directors or executive officers.

Mr. Eaves is the COO, President and a director of Arch Coal, a public company located in St. Louis MO (NYSE:ACI). Mr. Swanson has served as a director and Audit Committee Chairman of AHPC Holdings, Inc., a public company located in Glendale Heights, Illinois and parent company of American Health Products Corporation, since 1998 and a director and Audit Committee Chairman of Ascent Solar Technologies, Inc., a public company located in Lakewood, Colorado since January 2007. None of the other individuals named above are directors of any other public companies.

Mr. Caruso currently serves as a managing partner of B/3 Management Resources, LLC, a management consulting and technical services firm, since 1988. Mr. Caruso has also served as Vice President of Ingenium Technology, since 2003. From 1999 to 2001, Mr. Caruso was Vice President and General Manager of Applied Science & Technology, a public company at the time, providing reactive gas processing systems and specialty power sources to the semiconductor and medical equipment markets. Mr. Caruso has a B.S. in Engineering Mechanics and B.A. in General Arts and Sciences from Pennsylvania State University and an MBA from Wayne State University.

Dr. Durham was a co-founder in 1985 of ADA Technologies, Inc., an Englewood, Colorado private company which contracts to the federal government and others for development of emission technologies. ADA Environmental Solutions LLC, our wholly owned subsidiary, was originally spun-out of ADA Technologies in 1996. Dr. Durham has been President, CEO and a director of the Company since 1997 and President of ADA Environmental Solutions since 1996. Dr. Durham has a B.S. in Aerospace Engineering from Pennsylvania State University, an M.S. and Ph.D. in Environmental Engineering from the University of Florida and an Executive MBA from the University of Denver.

Mr. Eaves currently serves as President, Chief Operating Officer and a director of Arch Coal. Mr. Eaves previously held the position of Vice President of Marketing for Arch Coal since that company's formation on July 1, 1997. Prior to that time, he served as President of the marketing subsidiary of Arch Mineral Corporation, one of Arch Coal's predecessor companies. He also held various positions in sales and administration with Diamond Shamrock Company and Natomas Coal Company. Mr. Eaves holds a B.S. degree from the University of Kentucky and attended an Executive Management Program at the Wharton School of Business and an Advanced Management Program at Harvard Business School.

Mr. Derek Johnson has served as President of Fusion Specialties, a specialty supplier to the retail industry, since November 2005. From 1984 to 2005, Mr. Johnson was employed in various positions, most recently as President and Chief Operating Officer, by CoorsTek, a manufacturer of technical products, supplying critical components and assemblies for mining automotive, semiconductor, aerospace, electronic, power generation, telecommunication and other high-technology applications on a global basis. He has a Higher National Certificate from Kirkcaldy College in Scotland and an Executive MBA from the University of Denver.

Mr. Ronald Johnson has been involved in all phases of the chemical industry, including roles in production, compounding and distribution both domestically and internationally, for 47 years. He has held executive, management, marketing, development and strategic planning positions with Dupont, Industrial and Biochemical Department; Gamlen Chemical, an international compounding company; and Univar, a North American chemical distributor. He also served as a Board member of Earth Sciences from 2000 to 2003 and of Charter National Bank and Trust from 1988 to 2000. Mr. Johnson also serves as President and owner of Twin-Kem International, Inc., a distributor of agricultural industrial chemicals, since 1984, and as President of ExecuVest, Inc., an oil & gas exploration company, since 1987.

Mr. McKinnies has served as our Chief Financial Officer and Secretary since 2003 and was appointed as Senior Vice President in September, 2005. Mr. McKinnies was employed by Earth Sciences from 1978 through 2000. A CPA, Mr. McKinnies worked for Peat, Marwick, Mitchell & Co. before commencing employment at Earth Sciences in 1978. Mr. McKinnies holds a bachelors degree in Accounting from the University of Denver.

Mr. Peterson, a self-employed businessman, is President, Treasurer and co-owner of Cobblestone Development Inc., a commercial land development company in Minnesota that he helped found in 1987. Since 2000, he has also served as President of Keystone Investments Inc., a company engaged in managing investments for personal estates.

Mr. Smith was appointed a director of the Company in August 2003 and has been a self-employed lawyer in the Law Office of Jeffrey C. Smith since April 2003. From 1981 until April 2003, Mr. Smith served as Managing Director of ESI International, providing regulatory consulting services. Mr. Smith is a past Executive Director of the Institute of Clean Air Companies, where he served for 17 years. Mr. Smith holds a bachelors degree from Duke University and a J.D. from the University of Michigan.

Mr. Swanson was appointed a director of the Company in July 2006 and serves as the Chairman of the Audit Committee. Mr. Swanson has served as a consultant to Vistage International, Inc., which focuses on strategic coaching and corporate troubleshooting for CEOs of public and private companies. Since 1980, he has also been the President of Investment Partners, Inc., which is engaged in the restructuring and recapitalization of troubled companies, and Real Estate Associates, Inc., which focuses on real estate acquisition and development. He has a B.A. in History from the University of Colorado and an MBA from Harvard Business School.

No family relationship exists between any directors or executive officers.

                                 PROPOSAL NO. 2

                     APPROVAL OF 2007 EQUITY INCENTIVE PLAN


Our shareholders are being asked to vote on the proposed 2007 Equity Incentive Plan (the "Plan") in order to provide us with a means to attract and maintain the best possible personnel, to provide additional incentives to employees, directors and consultants, and to promote the success of the Company's business. We currently have nine directors and approximately 40 employees and 6 consultants who will be eligible to participate in the Plan. We are proposing to replace our existing 2003 Stock Option Plan with the Plan, which will provide us with needed flexibility in tailoring equity compensation awards that we expect will assist us in securing and retaining key personnel needed for our business.


General Description

The Plan permits grants of "Awards," which include the grant of (1) options to purchase Common Stock ("Options") and (2) "restricted" shares of Common Stock ("Restricted Stock"). Under the Plan, incentive stock options ("ISO's"), within the meaning of Section 422 of the Internal Revenue Code (the "Code"), can be granted only to our employees or employees of any parent or subsidiary corporation. Non-qualified stock options ("NSO's") and Restricted Stock may be granted to employees, directors and consultants. An Award may include any combination of Options or Restricted Stock.

The Plan provides for the grant of Options with exercise terms that will include a fixed exercise price (i.e., the price an optionee must pay for the stock issued on exercise of the Option) which will be related to the market price of our Common Stock on the date of grant. The exercise price will generally be no less than the fair market value of the Common Stock at that time, except in the case of owners of 10% or more of our Common Stock at the time of a grant, in which case the exercise price will be no less than 110% of the per share fair market value of the Common Stock. In addition, Awards of Options and Restricted Stock will be subject to a vesting schedule or, in the case of Restricted Stock, a "reverse" vesting schedule, which will be based on the passage of time, the occurrence of one or more events or the satisfaction of performance criteria or other conditions. The market value of our shares of common stock as of April 30, 2007 was $ __________.

Under the Plan, we may grant Awards to such employees, directors or consultants who are residing in foreign jurisdictions as the administrator of the Plan may determine from time to time. The Plan is not a qualifying deferred compensation plan under Section 401(a) of the Code and is not subject to the provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Our Plan was approved by our Board of Directors on April 6, 2007; however, the Plan is subject to approval by our shareholders, which is being sought under this Proposal at this meeting .


Shares Reserved

The number of shares of Common Stock authorized for issuance under the Plan will be limited to not more than 1 million shares, which includes shares of Common Stock that may be issued upon exercise of Options or as Restricted Stock issued under the Plan. Initially, the number of shares reserved for issuance of Awards under the Plan will be 600,000, with an "evergreen" provision pursuant to which additional shares will automatically be added to the Plan on the first day of each fiscal year, beginning with the fiscal year commencing January 1, 2008, in an amount equal to ten percent (10%) of the increase in the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year over the number of outstanding shares of Common Stock on such date one year prior, or such lesser number of shares as is later ratified by the Board at their first meeting or action in such new fiscal year. In no event may any annual increase exceed 300,000 shares and in no event can the total number of shares authorized for issuance under the Plan exceed 1,000,000.


Administration

The Plan will be administered by a "Plan Administrator," which may be the Board of Directors or a committee designated by the Board in such a manner as to satisfy applicable laws. It is anticipated that the Compensation Committee of the Board will administer the Plan. With respect to grants to directors or employees who are also officers or directors of the Company, the administration shall permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. With respect to awards subject to Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the committee will be comprised solely of two or more "outside directors" as defined under Section 162(m) and applicable tax regulations. For grants of awards to individuals not subject to Rule 16b-3 and Section 162(m), our Board may authorize one or more officers to grant such awards.

Limitations on Award Grants

The maximum number of shares of Common Stock that may be granted as to an Award to any grantee in any fiscal year is limited to 30,000 shares, except for Non-Management Directors, who may only be granted annual Awards covering up to 10,000 shares. However, in connection with his or her initial commencement of services with us, a participant in the Plan who is an employee may be granted up to an additional 30,000 shares, which do not count against the limit set forth in the previous statement. These limitations ensure that any Options granted under the Plan qualify as "performance-based compensation" under Section 162(m) of the Code. Under Code Section 162(m) no deduction is allowed in any taxable year for compensation in excess of $1 million paid to our chief executive officer and each of our four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by our shareholders and that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible employees under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of our Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to employees only if the stock price appreciates. If the Plan did not contain the Code
Section 162(m) share limits with respect to which options may be granted to eligible employees during a specified period, any compensation expense associated with the Options granted under the Plan in excess of $1 million for any of our five highest paid officers would not be deductible to us under the Code.


Amendment and Termination

Our Board of Directors may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system and the rules of any foreign jurisdiction applicable to awards granted to residents therein, we will obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as required.

If approved by the shareholders, the Plan will terminate as of June 18, 2017, ten years from the date the Plan was approved by our Board of Directors, unless previously terminated by the Board.


Termination of 2003 Stock Option Plan Upon Shareholder Approval of the Plan

If the Plan is approved by our shareholders, we will terminate our 2003 Stock Option Plan, under which there remain 140,706 shares of Common Stock reserved for the grant of new options under the 2003 Stock Option Plan.


Other Terms of Options

Options granted under the Plan and the rights and privileges evidenced by any Option may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred thereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under the Plan.

If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the Option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's Option which is exercisable at the time of such cessation, but the Optionee's Option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of an NSO, such provision is waived in the agreement evidencing the Option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an ISO, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's ISO will become an NSO.

Options under the Plan must be issued within 10 years from the effective date of the Plan which is expected to be on June 19, 2007 if our shareholders approve the adoption of the Plan. Options granted under the Plan cannot be exercised more than 10 years from the date of grant. Options issued to a 10% Shareholder are limited to five-year terms.

Payment of the option exercise price shall generally be made in full at the time the notice of exercise of the Option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check). The Plan Administrator can determine at the time the Option is granted for ISO's, or at any time before exercise for NSO's, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

Any unexercised Options that expire or that terminate upon an employee's ceasing to be employed by the Company, or shares of Restricted Stock that are repurchased by the Company become available again for issuance under the Plan.

The vesting of outstanding Options under the Plan will be subject to acceleration upon certain changes in the ownership or control of the Company. The acceleration of the vesting of Options in the event of such changes in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

If the Grantee is an officer, director or owner of greater than 5% of our Common Stock at such time, and if we so request and a lead underwriter of any public offering of our Common Stock demands, the Grantee will agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any of our Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter may specify.


Other Terms Applicable to Restricted Stock

We may award Restricted Stock under the Plan on terms determined by the Plan Administrator at the time of grant. Generally, we will issue shares of Restricted Stock to a grantee at a price (the "Purchase Price") which the Plan Administrator determines at the time of grant. The shares are then classified as "Restricted Shares," and are subject to our right to repurchase them as set forth on a schedule to the Restricted Stock Agreement entered into between us and the grantee, under which we lose our repurchase rights, and the shares are no longer classified as "Restricted Shares." The number of shares as which our repurchase rights lapse will generally be determined by the passage of time, but may also be based on the happening of a specified event, such as the attainment of some predetermined performance criteria or a change in corporate ownership or control. The Plan Administrator will have discretion in determining the schedule and/or the events that will specify the terms and conditions of the Company's repurchase rights. Restricted Shares are required to be placed in escrow with us until such time as our repurchase rights lapse. We will generally be entitled to exercise our repurchase rights at any time within 90 days of the grantee's cessation of "Continuous Service" with the Company by paying an amount equal to the price paid by the grantee for the Restricted Shares.

If the Grantee is an officer, director or owner of greater than 5% of our Common Stock at such time, and if we so request and a lead underwriter of any public offering of our Common Stock demands, the Grantee will agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any of our Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter may specify.


Certain Federal Tax Consequences

The grant of an NSO under the Plan will not result in any federal income tax consequences to the optionee or to us. Upon exercise of an NSO, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the optionee's subsequent disposition of the shares will receive long-term or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

The grant of an ISO under the Plan will not result in any federal income tax consequences to the optionee or to us. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The tax consequences of a disposition of stock acquired upon exercise of an ISO depends upon how long the optionee has held the shares. If the optionee does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition, which we refer to as a disqualifying disposition. The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long-term or short-term capital gain, depending on whether the stock was held for more than one year. We are entitled to a deduction equal to the amount of ordinary income recognized by the optionee in the year of the disqualifying disposition.

The "spread" under an ISO, i.e., the difference between the fair market value of the shares at exercise and the exercise price, is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax calculation of the optionee.

The grant of restricted stock will subject the grantee to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the grantee, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the grantee's subsequent disposition of the shares will receive long-term or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the grantee recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain to the grantee. An election under Section 83(b) must be made within 30 days from the time the restricted stock is issued.

The foregoing is only a summary of the current effect of federal income taxation upon the grantee and us with respect to the shares purchased under the Plan. You should refer to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a grantee's death or the income tax laws of any municipality, state or foreign country to which the grantee may be subject.


Plan Benefits

We have not issued or planned or committed to issue any Awards under the Plan as of the date of this Proxy Statement. Assuming our shareholders approve the Plan, and our 2003 Stock Option Plan is terminated, we expect to commence to use the Plan for issuance of equity compensation as has been customary in the past.


Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2007 EQUITY INCENTIVE PLAN.

                                 PROPOSAL NO. 3

    STOCK ISSUANCE PLAN - ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK IN EXCESS OF 20% OF THE AMOUNT OF OUR EXISTING OUTSTANDING SHARES AND NOT MORE
       THAN 3 MILLION SHARES, INCLUDING SHARES OF COMMON STOCK POTENTIALLY
                UNDERLYING PREFERRED STOCK, OPTIONS AND WARRANTS


Background and Overview

We currently anticipate the likely need to raise additional capital to finance our growth plans including the possible acquisition of an equipment manufacturer, the development of a proposed activated carbon ("AC") manufacturing facility and/or to fund the future expansion of an existing AC manufacturing facility, as well as for general working capital purposes. Since we believe we currently have the financial resources available internally to fund the growth activities presently approved by the Board, we believe that it would be beneficial for the Company to be positioned to raise capital for future financing needs on an expedited basis in order to take advantage of the timing of favorable market conditions, and may be on terms and conditions where the issuance of the security is not restricted or otherwise limited upon issuance, conversion or exercise. Because our common stock is listed for trading on the NASDAQ Capital Market (formerly the NASDAQ Small Cap), the issuance of our common stock, or securities that are convertible or exercisable into common stock, is subject to the NASDAQ Marketplace Rules, including Rule 4350. Under Rule 4350(i)(1)(B) and 4350(i)(1)(D), shareholder approval must be obtained when
(a) the issuance or potential issuance will result in a change of control of the issuer (the "Change of Control Rule"); or (b) where the transaction is other than a public offering and involves: (x) the sale, issuance or potential issuance of common stock at a price less than the greater of book or market value which, together with sales by officers, directors or substantial shareholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance; or (y) the sale, issuance or potential issuance of common stock equal to 20% or more of the common stock (or of the voting power) outstanding before the issuance for less than the greater of book or market value of the stock (the "20% Rule"). We are therefore seeking your approval now for the issuance of common stock or securities exercisable for or convertible into common stock that, absence such approval, would violate the Change of Control Rule and/or the 20% Rule. If this proposal is approved, we will be able to engage in a financing transaction or a series of financing transactions in which we will be allowed to issue more than 20% of our outstanding common stock (as of the date prior to the newly authorized issuance) but not more than a total of 3 million shares, either directly, upon conversion of a preferred stock, or through the exercise of warrants issued in that financing.


Potential Dilutive Effect on Existing Shareholders

Regardless of the type of security that is issued in connection with any future capital raising efforts, it is anticipated that such security or securities will constitute, either directly or by conversion or exercise, more than 20% of our then issued and outstanding common stock and a total of not more than 3 million shares and, accordingly, could be materially and substantially dilutive to our existing shareholders. We currently anticipate raising up to $60 to 80 million in new capital from a future financing or series of future financings, but the terms of any such financing have not been determined at this time. However, we would issue no more than 3 million shares of our common stock (either directly or by the conversion of preferred stock and the exercise of warrants that would be issued in connection with any such direct common stock or preferred stock issuance or issuances. As a result, the maximum amount of dilution that may be experienced by current shareholders would be an aggregate of 3 million shares of common stock underlying the securities that may be issued in any such financing or financings. It is currently anticipated that in connection with such financing or series of financings, we will issue either common stock, convertible preferred stock, warrants, or some combination thereof, which could result in gross proceeds to us of up to $80 million in the aggregate, exclusive of any proceeds we may receive upon exercise of warrants that may be issued in such a financing. As it is anticipated that the future issuance price, conversion price or exercise price, as applicable, will be determined in relation to the market price of our common stock at the time of such issuance, it is impossible to determine what that price will be at this time. Accordingly, we can only provide you with information based upon the maximum amount of dilution you would experience in the event the maximum number of shares reserved for such purposes were issued in any such future financing or financings. Finally, in order to provide our existing shareholders with as much dilution protection as possible, the price per share, conversion price or exercise price, as applicable, will not be greater than a 10% discount to the market price of our common stock at such time.


Use of Proceeds from the Financing

As described in detail in our Annual Report on Form 10-K, we develop and implement proprietary environmental technology and provide specialty chemicals that enable coal-fueled power plants to enhance existing air pollution control equipment, maximize capacity and improve operating efficiencies. As a part of this business, we are actively involved in designing, marketing and supplying mercury emissions control systems to coal-fueled power plants. A key compound used in the mercury emissions control systems we provide is powdered activated carbon ("AC"), which is typically injected in the ductwork after the boiler and acts to reduce mercury emissions from the flue gas. An important aspect of this part of our business requires that we be able to supply our customers with an adequate supply of activated carbon meeting standards required for effective mercury emissions reduction, and we have devoted substantial resources to be able to do so. We believe that the existing and available supply of AC needed for the developing mercury emissions control ("MEC") market will be unable to meet the demand for the material as early as 2010. We commissioned a market study from a third party to address the current worldwide production and expected future demand for activated carbon in both the conventional water treatment markets and the developing MEC market. This study documented that the current U.S. market for activated carbon, which is primarily for water treatment, is approximately $200 million per year. With regulations in place today to reduce mercury emissions, this could more than double by 2010, and in addition, if a more stringent federal regulation comes into effect, the demand could more than triple by that time. As a result, we have been investigating the possibility of either purchasing an existing AC facility or developing a new "Greenfield" facility to manufacture activated carbon. We are currently pursuing plans to develop a new "Greenfield" facility, while exploring the parallel possibility of entering into a collaborative project with an existing AC manufacturer to increase capacity. We have committed approximately $4 million for the preparatory phase of this project through August, 2007, including plant location, design and permitting, as well as determining and sourcing key capital equipment that would be required for such a facility. A large-scale production facility, which is expected to cost in excess of $200 million to develop, and which will have the capacity to produce approximately $100 million worth of activated carbon per year, is being designed to maximize efficiency and produce the most cost-effective product for the MEC market. Such a project will require supplementary financing, and we anticipate that financing will involve a combination of equity and debt funding from financial and strategic partners. As a result, and if the Board determines to move ahead with the project after the current preparatory phase, we would expect to use the gross proceeds from the financing for which approval is being sought hereby to finance the development of a proposed AC manufacturing facility or to fund the future acquisition of an existing AC manufacturing facility, as well as for general working capital purposes. For near-term AC supplies, ADA-ES and Calgon Carbon Corporation have signed a MOU to explore working closely together on both a marketing and product development basis, which is intended to result in a formal joint marketing agreement to address the ever increasing MEC market, within the next few several months.


Necessity for Shareholder Approval

NASDAQ Marketplace Rule 4350 includes both the Change of Control Rule and the 20% Rule. Our Amended and Restated Articles of Incorporation allows us to issue both common stock and preferred stock as to which the Board can designate the rights, preferences and privileges of any series of such preferred stock. However, unless the securities are issued in a public offering, the issuance of common stock or the conversion of any such preferred stock that has a conversion price below the market price on the date of issuance must comply with the 20% Rule, or if the conversion price is at or above market and the conversion would result in the issuance of greater than 20% of the outstanding common stock on a post-conversion basis, such issuance must comply with the Change of Control Rule. Although we do not yet know the price of the securities to be offered in a future financing or series of financings, we are seeking shareholder approval at this time in order to be able to complete any such future financings in a timely manner in order to allow us to take advantage of favorable market conditions or heightened investor interest. Furthermore, we believe that the ability to issue securities without restriction on the issuance, conversion or exercise thereof will provide us with better leverage in negotiating the terms of any such future financing with potential investors.

In order to enable the Company to issue common stock, or allow purchasers of preferred stock or warrants to fully convert or exercise such securities, we must comply with the shareholder approval requirements of either the 20% Rule for any anticipated financing (other than in a public offering) where we propose to issue securities at a price below existing market, or the Change of Control Rule for any anticipated financing where we propose to issue securities at a price at or above market. We do not have terms, including the price of the securities issuable pursuant to the proposed financing, at this time, although the maximum amount of common stock or securities convertible into common stock discussed above will be the maximum amount of dilution experienced by our current shareholders as a result of any such issuance.


Recommendation

The Board believes that it is in the Company's best interest for the shareholders to authorize the issuance of securities in a subsequent financing or series of financings as described herein, so that the Company can take advantage of market conditions and raise capital as needed to fund the Company's expansion plans.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES IN EXCESS OF 20% OF THE AMOUNT OF OUTSTANDING SHARES.

                               BOARD OF DIRECTORS

Our Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. However, in accordance with corporate legal principles, the Board is not involved in day-to-day operating matters. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analyses and reports sent to them each month, and through discussions with the President and other officers.

                                BOARD COMMITTEES

The Board maintains audit, compensation and nominating and governance committees. In calendar 2006 each committee was composed of directors who qualify as "independent directors" as defined in NASD Rule 4200(a)(15). The charters of each committee are available on our website at www.adaes.com under "Investor Relations."

                                 AUDIT COMMITTEE

Our Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which consists of Messrs. Derek Johnson, Ronald Johnson, Peterson, Smith and Swanson. Mr. Swanson serves as the chairman of the Audit Committee. Our Board has determined that Mr. Swanson is an Audit Committee Financial Expert. Mr. Swanson is "independent" as that term is used in Item 7(d)(3)(iv) of
Schedule 14A under the Exchange Act.

The role and functions of the Audit Committee are set out in the Audit Committee Charter, as amended, originally adopted by the Company's Board and most recently amended on September 23, 2005. The role of the Audit Committee is one of oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee's functions include the following: reviewing and assessing the Audit Committee Charter annually; reviewing the Company's relationships with its outside auditors and assessing the impact such relationships may have on the auditors' objectivity and independence; taking other appropriate action to oversee the independence of the outside auditors; reviewing and considering the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management; reviewing and discussing the Company's financial statements with the outside auditors and management; recommending whether the Company's audited financial statements should be included in the Company's Form 10-K for filing with the Securities and Exchange Commission ("SEC"); and reporting to the Board on all such matters. In performing its oversight function, the Audit Committee relies upon advice and information received in its discussions with the Company's management and independent auditors.


                          Report of the Audit Committee

The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2006 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T regarding communication with audit committees (AICPA Professional Standards, Vol. 1, AU section 380); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the PCAOB in Rule 3600T, and has discussed with the Company's independent accountants the independent accountants' independence.

Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements as of December 31, 2005 and 2006 and for the years ended December 31, 2004, 2005 and 2006 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

The Audit Committee:         Richard Swanson, Chairman        Derek Johnson
                             Ronald Johnson                   Rollie J. Peterson
                             Jeffrey C. Smith


                       NOMINATING AND GOVERNANCE COMMITTEE

Our Board has appointed a Nominating and Governance Committee consisting of Messrs. Caruso, Eaves, Derek Johnson and Peterson. Mr. Peterson serves as the chairman of the Nominating and Governance Committee. The responsibilities of the Committee, as set forth in the Nominating and Governance Committee Charter, include selecting director nominees for the Board, reviewing director compensation and benefits and submitting to the entire Board for approval, overseeing the annual self-evaluation of the Board and its committees, recommending the structure and composition of Board committees to the entire Board for approval and monitoring in conjunction with the Audit Committee compliance with our Code of Conduct and granting any waivers thereto with respect to directors and executive officers. Criteria established for the selection of candidates for the Board include:

     a. An understanding of business and financial affairs and the complexities of an organization that operates as a public company in the business of the Company;
     b. A genuine interest in representing all of our shareholders and the interests of the Company overall;
     c. A willingness and ability to spend the necessary time required to function effectively as a director;
     d. An open-minded approach to matters and the resolve and ability to independently analyze matters presented for consideration;
     e.   A reputation for honesty and integrity that is above reproach;
     f. Any qualifications required of independent directors by the Nasdaq Stock Market and applicable law; and
     g. As to any candidate who is an incumbent director (who continues to be otherwise qualified), the extent to which the continuing service of such person would promote stability and continuity in the Boardroom as a result of such person's familiarity and insight into the Company's affairs, and such person's prior demonstrated ability to work with the Board as a collective body.

Director nominees are generally identified by our officers, directors or shareholders based on industry and business contacts. Regardless of the source of the nomination, nominees are interviewed and evaluated by the Nominating and Governance Committee, and other members of the management team or board of directors as deemed appropriate by the Nominating and Governance Committee. The Nominating and Governance Committee then presents qualified candidates to the Board for a final discussion and vote.

Under the Nominating and Governance Committee Charter, the Nominating and Governance Committee will consider nominees submitted by our shareholders. Recommendations of individuals that meet the criteria set forth in the Nominating and Governance Committee Charter for election at our 2008 annual meeting of shareholders may be submitted to the Committee in care of Mark H. McKinnies, Secretary, at 8100 SouthPark Way, Unit B, Littleton, Colorado 80120 no later than January 5, 2008.

The Committee has recommended to our Board the slate of directors for this Annual Meeting as set forth above. No third party was used in identifying or evaluating nominees and we received no shareholder recommendations for nominees.

                             COMPENSATION COMMITTEE

Our Board has appointed a Compensation Committee consisting of Messrs. Caruso, Eaves, Ronald Johnson, Swanson and Smith. Mr. Johnson serves as the chairman of the Compensation Committee. The responsibilities of the Compensation Committee, as set forth in the Compensation Committee Charter, include reviewing our executive compensation programs to analyze their alignment with attracting, retaining and motivating our executive officers to achieve our business objectives; establishing annual and long-term performance goals for our executive officers and evaluating their performance in light of such goals, reviewing and making recommendations concerning our long-term incentive plans and shareholder proposals related to compensation and administering our equity-based and employee benefit plans. See "Executive Compensation - Compensation Discussion and Analysis" below for additional information.

                    DIRECTORS MEETINGS AND COMMITTEE MEETINGS

The Board of Directors met 11 times in 2006. At each of the regularly scheduled bi-monthly meetings an Executive Session is held where management of the Company is excluded. The Audit Committee met 9 times in 2006. The Compensation Committee met 8 times in 2006 and the Nominating and Governance Committee met 6 times in 2006. All of the incumbent directors, other than Mr. Swanson due to travels out of the country, were present for more than 75% of the meetings of Board of Directors and committees of which they were members held during their individual terms.

                     SHAREHOLDER COMMUNICATIONS TO DIRECTORS

Any shareholder may communicate directly with the Board (or any individual director) by writing to the Chairman of the Board, ADA-ES, Inc., 8100 SouthPark Way, Unit B, Littleton, Colorado 80120 or by emailing the Board through the "Contact the Board" link on our website at www.adaes.com. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chairman will forward the shareholder's communication to the appropriate director. For any communication relating to accounting, auditing or fraud, such communication will be forwarded promptly to the Chairman of the Audit Committee.

                               EXECUTIVE OFFICERS

Information concerning our executive officers who are not director nominees is provided below. See "Election of Directors" above for information regarding Dr. Durham and Mr. McKinnies.

                        Age                Positions and Offices
                        ---                ---------------------
Jonathan S. Barr        49      Vice President Sales and Marketing
C. Jean Bustard         49      Chief Operating Officer
Richard L. Miller       53      Vice President Business Development for
                                  Utility Systems
Richard J. Schlager     55      Vice President Contract Research and Development
Sharon J. Sjostrom      40      Vice President Technology


Each of the officers named above serves from year to year at the pleasure of the Board.

Mr. Barr has been Vice President Sales and Marketing of the Company since July 2004. From 1998 to early 2004, Mr. Barr was a National Vice President of Sales and Regional Vice President of Sales and Marketing for Arch Coal. From 1994 to 1998, Mr. Barr was with the C&O unit of CSX Transportation, where he served as the Director of River Coal Marketing and Market Manager for Utility Coal. Mr. Barr has a B.S. in Political Science/Business Administration from Wittenburg University.

Ms. Bustard was appointed Chief Operating Officer of the Company in June 2004. Prior to that appointment she served as Executive Vice President of ADA Environmental Solutions, LLC, our wholly owned subsidiary, beginning with its formation in 1996. Ms. Bustard was employed by ADA Technologies from 1988 through 1996. Ms. Bustard holds a B.S. in Physics Education from Indiana University, an M.A. in Physics from Indiana State University and an MBA from the University of Colorado.

Mr. Miller has served as our Vice President of Business Development since November 2005. He was previously employed by Hamon Research-Cottrell (HRC), from 1990 to November 2005, most recently as Vice President of Sales with primary responsibility in Particulate and Mercury Control Technologies. Prior to 1989, Mr. Miller was employed by Buell/GE Environmental in various technical and sales positions with direct responsibility for all fabric filter technologies. Mr. Miller has also served as Chairman of Fabric Filter Division of Institute of Clean Air Companies. Mr. Miller has an A.A.S. in Marine Science Technology from Southern Maine Technology and a B.S. Degree in Management from Lebanon Valley College.

Mr. Schlager has been employed by the Company as Vice President, Contract Research and Development since 2000 and was employed by ADA Technologies from 1989 until that time. Mr. Schlager holds a B.S. in Chemistry and an M.S. in Metallurgical Engineering from the Colorado School of Mines.

Ms. Sjostrom was appointed a Vice President effective January 1, 2007. Previously she served the Company as Director, Technology Development since 2003 when we acquired her company EMC Engineering, LLC, where she served as President since 2002. From 1998 until September 2002, Ms. Sjostrom served as Director of Emissions Control for Apogee Scientific, LLC. Ms. Sjostrom has a B.S. in Mechanical Engineering from Colorado State University and an M.S. in Mechanical Engineering from the California Institute of Technology.


                                 CODE OF ETHICS

We adopted a Code of Conduct that applies to our officers, directors and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or other persons performing similar functions, and includes a code of ethics as defined in Item 406(b) of Regulation S-K. A copy of our Code of Conduct is available on our website at www.adaes.com. We intend to disclose any amendments to certain provisions of our Code of Conduct, or waivers of such provisions granted to executive officers and directors, on our website.

     SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT AND RELATED
                              STOCKHOLDER MATTERS

The following table provides information with respect to the beneficial ownership of the Company's common stock by (1) each of our shareholders whom we believe are beneficial owners of more than 5% of our outstanding common stock,
(2) each of our directors and named executive officers and (3) all of our directors and executive officers as a group. We base the share amounts shown on each person's beneficial ownership as of April 15, 2007 (including options exercisable within 60 days thereof), unless we indicate some other basis for the share amounts. Except as noted below, each of the individuals named below has sole voting and investment power for the respective shares.

-----------------------------------------------------------------------------------------------------------------------
                                                                           Amount and Nature of          Percent of
                              Name and Address                             Beneficial Ownership            Class
-----------------------------------------------------------------------------------------------------------------------
Jonathan S. Barr (VP Sales and Marketing)
8100 SouthPark Way, Littleton, CO                                                19,333(1)                   *
-----------------------------------------------------------------------------------------------------------------------
C. Jean Bustard (Chief Operating Officer)
8100 SouthPark Way, Littleton, CO                                                29,583(2)                   *
-----------------------------------------------------------------------------------------------------------------------
Robert Caruso (Director)
8100 SouthPark Way, Littleton, CO                                                    -                       -
-----------------------------------------------------------------------------------------------------------------------
Michael D. Durham (Director and President)
8100 SouthPark Way, Littleton, CO                                               164,983(3)                  2.9%
-----------------------------------------------------------------------------------------------------------------------
Dynamis Advisors LLC
310 Fourth Street, NE, Suite 101, Charlottesville, VA                           525,126(4)                  9.3%
-----------------------------------------------------------------------------------------------------------------------
John W. Eaves (Director)
8100 SouthPark Way, Littleton, CO                                                 1,000                       *
-----------------------------------------------------------------------------------------------------------------------
Derek Johnson (Director)
8100 SouthPark Way, Littleton, CO                                                    -                        -
-----------------------------------------------------------------------------------------------------------------------
Ronald B. Johnson (Director)
8100 SouthPark Way, Littleton, CO                                                10,270(5)                   *
-----------------------------------------------------------------------------------------------------------------------
Mazama Capital Management, Inc.
One Southwest Columbia St.,Portland, OR                                         302,300(4)                  5.4%
-----------------------------------------------------------------------------------------------------------------------
Mark H. McKinnies (Director, Secretary, Senior VP and CFO)
8100 SouthPark Way, Littleton, CO                                                67,817(6)                  1.2%
-----------------------------------------------------------------------------------------------------------------------
Richard Miller (VP Business Development of Utility Systems)
8100 SouthPark Way, Littleton, CO                                                 9,997(7)                    -
-----------------------------------------------------------------------------------------------------------------------
Rollie J. Peterson (Director)
8100 SouthPark Way, Littleton, CO                                                32,580(8)                   *
-----------------------------------------------------------------------------------------------------------------------
Richard J. Schlager (VP of Contract R&D)
8100 SouthPark Way, Littleton, CO                                                24,855(9)                   *
-----------------------------------------------------------------------------------------------------------------------
Sharon M. Sjostrom (VP Technology)
8100 SouthPark Way, Littleton, CO                                                5,999(10)                   *
-----------------------------------------------------------------------------------------------------------------------
Jeffrey C. Smith (Director)
8100 SouthPark Way, Littleton, CO                                                11,136(11)                  *
-----------------------------------------------------------------------------------------------------------------------
Richard Swanson (Director)
8100 SouthPark Way, Littleton, CO                                                    -                        -
-----------------------------------------------------------------------------------------------------------------------
Wellington Management Co. LLP
75 State Street, Boston, MA                                                     490,075(4)                  8.7%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Directors and Officers as a Group (14 individuals)                              379,917(12)                 6.6%
-----------------------------------------------------------------------------------------------------------------------

*  Less than 1%.

Notes:

(1) The amount represents shares to which Mr. Barr has the right to acquire beneficial ownership through stock options.
(2) Included in the amount shown are 8,458 shares to which Ms. Bustard has the right to acquire beneficial ownership through stock options and 10,933 shares held in Ms. Bustard's Retirement Plan account.
(3) Included in the amount shown are 45,842 shares held in Dr. Durham's Retirement Plan account and 16,445 shares Dr. Durham has the right to acquire beneficial ownership through stock options.
(4)  As of December 31, 2006 per Schedule 13G filed with the U.S. SEC.
(5) Included in the amount shown are 8,603 shares held by the Johnson Family Trust and 1,667 shares to which Mr. Johnson has the right to acquire beneficial ownership through stock options.
(6) Included in the amount shown are 33,117 shares held in Mr. McKinnies' Retirement Plan account, 500 shares held as trustee for the MJ Kraft Trust, and 12,281 shares Mr. McKinnies has the right to acquire beneficial ownership through stock options.
(7) Included in the amount shown are 9,750 shares to which Mr. Miller has the right to acquire beneficial ownership through stock options, 225 shares owned jointly with Mr. Miller's spouse and 22 shares owned by the Mrs. Jeanne R. Ferron and Richard L. Miller Joint Tenancy with Right of Survivorship ("Tenancy"), with respect to which in both cases Mr. Miller shares voting and investment power. Mr. Miller disclaims beneficial ownership of the 22 shares held by the Tenancy as they would automatically be sold upon Mrs. Ferron's death.
(8) Included in the amount shown are 3,333 shares to which Mr. Peterson has the right to acquire beneficial ownership through stock options.

(9) Included in the amount shown are 8,969 shares to which Mr. Schlager has the right to acquire beneficial ownership through stock options and 12,086 shares held in Mr. Schlager's Retirement Plan account.
(10) Included in the amount shown are 2,363 shares to which Ms. Sjostrom has the right to acquire beneficial ownership through stock options and 1,919 shares held in Ms. Sjostrom's Retirement Plan account.
(11) Included in the amount shown are 3,333 shares to which Mr. Smith has the right to acquire beneficial ownership through stock options.
(12) The amount shown includes 85,933 shares to which individuals in the group have the right to acquire beneficial ownership through stock options


                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our philosophy for executive compensation is set forth in a document entitled "ADA-ES Executive Compensation Plan" (the "EC Plan") which was adopted by the Board on November 4, 2004. The EC Plan applies to the Executive Team, which includes the President/Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, and all Vice Presidents of the Company. Executives become eligible to participate in this plan after completing 12 months of continuous service with ADA-ES. This may be modified based on Board's approval.

The ADA-ES compensation philosophy was designed to support our goals in creating a reputation that can be leveraged to build our business and reward shareholders, executives and employees. The business goals include: creating a steady stream of new and profitable products; developing sustainable, return business; becoming the first company called for pollution control jobs; becoming a household name in the utility industry; and ensuring a reputation for outstanding service and value to customers. Compensation goals include: linking the interests of shareholders with the interests of executives; maintaining a reliable link to the market; giving the organization access to quality candidates; and providing pay recognition for executives as a result of business success.

Executive compensation decisions are based on these considerations:

-------------------------------------------------------------- ------------------------------------------------------
                    Leveraged Reputation                                        Quantitative/Qualitative
                             Goal                                                  Performance Metric
-------------------------------------------------------------- ------------------------------------------------------
Creating a steady stream of new and profitable products        Product Performance and Effectiveness
and chemicals,
-------------------------------------------------------------- ------------------------------------------------------
Developing sustainable, return business                        Reported Revenue & Net Income
-------------------------------------------------------------- ------------------------------------------------------
Becoming the first company called for pollution                Utility Industry and Sorbent Industry Market Share
control jobs
-------------------------------------------------------------- ------------------------------------------------------
Recognized leader for the products and services we             Government, Industry Partner and Customer Relations
supply in the utility industry
-------------------------------------------------------------- ------------------------------------------------------
Ensuring a reputation for outstanding service                  Customer Satisfaction
and value to customers
-------------------------------------------------------------- ------------------------------------------------------

Executive compensation generally consists of three elements: base salary, performance incentives and equity awards. Presently, all compensation is paid out currently and we do not have any long-term plans related to compensation. The Compensation Committee does not have specific policies for allocating between cash and non-cash compensation.

The Compensation Committee establishes the level of pay for all executive officers. The CEO makes recommendations as to compensation of other executive officers to the Committee. Base salary is defined as ongoing, cash compensation paid bi-weekly based on such factors as job responsibilities, external competitiveness, and the individual's experience and performance. Pay ranges will be set based on the local market for similar positions, with consideration given to national rates of pay. Base salary is typically increased annually based on cost of living increases. The Compensation Committee approved an additional increase in the compensation of the Chief Operating Officer in 2007 based on comparable rates of pay in the market for her position and those employees who report to her. ADA-ES will attempt to ensure middle market pay for solid performers and consider higher levels of pay for outstanding performers. ADA-ES does not intend to be a market leader in base compensation. A decision to materially increase or decrease compensation would be based on the aforementioned factors. Any gains or losses that might have been realized from prior option awards are not considered in establishing current compensation levels. The Compensation Committee engaged Mountain States Employers Council
(MSEC) to assist in the design and application of the EC Plan. MSEC advised on the appropriateness of bonus levels for executive positions and provided assistance in setting the weight for metrics and in modeling the EC Plan. We also use compensation survey information from MSEC to determine appropriate pay ranges. We do not benchmark compensation based on any reports.

Annual incentives are designed to motivate the management team to achieve critical short-term goals, typically one to two years, which are expected to contribute to the long-term health and value of the organization. Incentives may be paid in cash or equity as determined by the Board. It is expected that in the early years of the plan, payment will be primarily in stock, either through options or restricted shares.

Incentive amounts will be set based on organization level and market practices. The plan will focus on specific business objectives set at the beginning of each year. Objectives will be those quantitative metrics, such as revenue, income, or market share, which management and the Board determine are most important to the short and long term health and value of the organization. Potential incentive amounts for 2005 and 2006 performance were established at 50% and 40% of base salary for the CEO and other members of the executive team, respectively. In 2004, we adopted the Executive Stock Option Plan (the "2004 ESO Plan") discussed below, and granted all 200,000 options authorized under such plan to our then five executive officers, expecting to utilize the acceleration of vesting of such options, for so long as they are available, as the means for the next several years to pay any incentive amounts earned by the executive officers pursuant to the EC Plan who are also covered in the 2004 ESO Plan. To determine the value of each vested option share considered for accelerated vesting, the exercise price of $8.60 per share, which was the fair value on the date of grant, was subtracted from the average closing stock price for the month of December of that year (i.e. $22.39, $16.42 and $15.98 for 2004, 2005 and 2006,
respectively). As a result, for the fiscal years 2004, 2005 and 2006 a total of 27,080, 38,428 and 17,258, respectively, of options were vested in payment of incentive amounts earned for those years. Of the original 200,000 options granted under the 2004 ESO Plan, 117,234 options remain available for vesting for future incentive payments. We have not granted options to the executive officers who received options under the 2004 ESO Plan since 2004. We generally grant options to new hires at the Board meeting following the commencement of employment. Mr. Miller was awarded 13,000 options at the Board meeting following his date of hire in December 2005 under the 2003 Plan described below. Our share-based compensation, including options granted under the 2003 Plan and the 2004 ESO Plan, is accounted for under the Statement of Financial Accounting Standards No. 123R (See Footnote 1 to the Consolidated Financial Statements included in Item 8 of our Form 10-K for the year ended December 31, 2006).

Options granted under the 2004 ESO Plan are considered non-qualified stock options ("NQSO"). A recipient is required to pay ordinary income tax on the difference, or "spread," between the grant price and the stock's market value when he purchases ("exercise") the shares. A loss may not be recognized if the grant price is greater than the exercise price. The greater of the grant price or the market value at the exercise date (the amount used for calculating the amount of ordinary income to be taxed, if any) becomes the tax basis of the stock for calculating future gains and losses upon disposition or transfer of the stock. A disposition of NQSO stock generally refers to any sale, exchange, gift or transfer of legal title of stock, including a transfer from a decedent who held NQSO stock to an estate, a transfer by a bequest or inheritance, or any transfer of NQSO stock between spouses or incident to a divorce. Any subsequent appreciation or decline in the stock is taxed at capital gains/loss rates when the stock is disposed of. If the NQSO stock is held for more than a year, the long-term capital gain/loss rate will apply. If the NQSO stock is held for one year or less, any gain or loss is short-term and generally taxed as ordinary income. The Compensation Committee chose NQSOs as the means for the next several years to pay any incentive amounts earned by the executive officers pursuant to the EC Plan because it believed such options aligned the interests of the executive officers with the interest of our shareholders, provided potential additional value from appreciation and allowed the recipient to determine the timing of tax consequences from the award.

Specific metrics to measure executive performance for 2006 were established in January 2006 and are shown in the following table. Performance metrics for 2007 were established in January 2007. The Compensation Committee discussed the 2006 performance metric to determine if changes were needed for 2007. The discussion centered on the appropriateness of the metrics and the weighting. It was determined that the definition of income should be changed to reflect income from operations rather than net income from all sources. It was further determined that the income metric should have greater weight to balance the importance of revenue and income. Also, in determining the appropriate merit increase level, we have begun to look at the actual market change for various job families in addition to published local CPI-U data. The market change is determined by tracking the year-over-year change in the median rate for a given position or job family using local salary surveys.

                                                           WEIGHTING
        INCENTIVES METRICS                          2006               2007
        Revenue growth                               40                 30
        Net Income before tax                        20                 25
        Market Share                                 15                 20
        Industry Partner Relations                   10                 10
        Customer Relations                           10                 10
        Stock Price Appreciation                      5                  5
                                                  -------------------------
        TOTAL                                       100                100
                                                  =========================

The metrics include both objective (i.e. revenue growth, net income and stock price appreciation) and more subjective (i.e. market share, industry and customer relations) measurements. For the most part the objective goals are measured against the Company's approved budget. Management considered all of the goals established for 2006 as aggressive but attainable stretch goals. The actual earned percentage of the potential incentive amounts for 2006 was determined based on the following table that translates the measured metric performance. The incentive scale table for 2007 has not been established. As shown in the table, no incentive is paid for performance below 75% and as much as 130% of the potential incentive amount may be paid for performance of 110% of the goals. For 2006, performance measured by the metrics was approximately 84%, which, based on the table below, translates to an incentive percentage of approximately 38%. Applying this percentage to the potential incentive amounts for 2006 performance noted above of 50% and 40% of base salary for the CEO and other members of the executive team, respectively, incentive payments for 2006 amounted to approximately 19% and 15% of base salary for the CEO and other members of the executive team, respectively. For those executive officers covered by the 2004 ESO Plan (all executive officers as of December 31, 2006 except Mr. Miller), such amounts were paid in 2007 by accelerated vesting of options as discussed above. The incentive amount earned by Mr. Miller was paid in cash in 2007.

2006 Incentive Scale
                                          Metric
                                       Performance         Incentive %
                                       -----------         -----------
Performance Floor                         75.0%               20.0%
1st tier                                  81.0%               30.0%
2nd tier                                  87.0%               45.0%
3rd tier                                  93.0%               70.0%
Plan                                     100.0%              100.0%
Performance Max                          110.0%              130.0%


Annual incentives, if any, are approved for payment by the Compensation Committee/Board of Directors and are planned for payment by February 28th of the calendar year following the incentive period. Incentives paid in cash are subject to payroll taxes. These incentives can be deferred and paid to a designated beneficiary, although that has not been the case with any incentives awarded thus far. The Compensation Committee/Board of Directors uses the performance metrics as guidelines and may exercise discretion in determining incentives awarded. In prior years, the Compensation Committee/Board of Directors has elected to increase individual incentives awarded for specific performance beyond that measured by the metrics. For 2006, the Compensation Committee/Board of Directors elected to exclude the costs associated with the sale of the joint venture interest to NexGen in the determination of the net income before tax metric given that the $1,000,000 payment for such interest was recognized as an equity transaction rather than revenue.

From time to time the Board of Directors may feel it necessary to recognize exemplary performance of any executive with a cash award. Exemplary performance will be performance that the Board determines to have required significant effort and commitment and is determined to have had a significant positive impact on the current or future performance of the organization. No such payments were made in 2006.

The use of equity payments, such as using accelerated vesting of options granted under the 2004 ESO Plan to make incentive payments, is intended to link short-term success to long-term performance and decision making, and to align management and shareholder interests. Payments may be made in restricted shares or options, as determined by the Board, considering accounting and regulatory restrictions, and the financial condition of the Company. No equity awards were made in 2006; however, vesting on previously granted stock options was accelerated for incentives earned in 2006 as noted above and as shown below in the "Option Exercises and Stock Vested During Year Ended 12/31/06" table.

There is no severance pay policy or other benefits payable after termination for any executive. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" below regarding executives' obligations after termination.

In the event of a restatement of income, any over-payments made to executives may be reclaimed at the discretion of the Board of Directors.

In 2006 we obtained key man term insurance for our CEO, COO and CFO in the amount of $2 million for each individual. The policies may be assigned to the individuals upon termination of employment other than for cause whereupon the executive would be responsible for any premium payments.

Executives are encouraged to own a number of shares of stock equal to a value of at least one (1) times the annual base salary as a condition of continued employment with ADA-ES. Executives have five (5) years from the later of November 4, 2004 (the date the EC Plan was adopted) or the date of hire to accomplish this level of ownership. Ownership is calculated considering holdings of restricted stock, whether or not the restrictions have expired, private holdings, and shares held in retirement accounts. Holding of options also will be considered in the ownership calculation by adding the value of the spread of in-the-money options to the total value of other holdings. No analysis was performed for 2006 to see if encouraged ownership levels were met.

After ownership requirements have been met, executives may sell unrestricted stock they have owned for a period greater than 12 months, and may not exercise vested stock options and sell shares to pay for the exercise price and withholding tax, except as otherwise provided for in the underlying stock option agreement. The Company must be advised of any sale of stock options or shares of stock at least 30 days in advance or be engaged in a pre-announced program sale in compliance with federal securities laws, and such sales must be made in compliance with our insider trading policy.

Executives leaving the company are required to hold their stock in the company for at least 6 months after leaving the company.

Executives may also be eligible to participate in the Company's Profit Sharing Plan ("PSP"). For fiscal 2006 the profit sharing pool was established as twenty-four percent (24%) of net earnings before taxes, investment income and certain other adjustments at the end of the fiscal year. In February 2007 the Compensation Committee/Board of Directors approved a total payment of $147,000 for 2006 on reported net earnings and also approved an additional $100,000 discretionary bonus, which would have been earned under the PSP if the costs associated with the sale of the JV interest to NexGen had been excluded for the calculation of net earnings. The Committee/Board considered such exclusion appropriate given the significance to the Company of the $1,000,000 payment received from NexGen although such payment was not recognized as revenue. The pool is expected to be distributed to our employees by no later than February 15th as follows:

    1. Retirement Plan (50%)
    2. Company-Wide Distribution (20%)
    3. Performance BasedDistribution (30%)

Retirement Plan (50%): This portion of the PSP is distributed among our employees based on meeting the participation requirements in our current qualified Retirement Plan described below. Individual distributions are pro-rated as a percent of total compensation as required by the Retirement Plan. The distribution may be made in either stock or cash at our Board of Director's discretion. Vesting rules as outlined in the current PSP (described below) apply for these distributions to employees. Employees with less than a year of service and temporary employees, as defined in the PSP, are not eligible for this portion of the pool.

Company-Wide Distribution (20%): This portion of the PSP is distributed evenly among all of our full-time permanent employees with pro-rated distributions for partial years of service. Employees terminated during the year forfeit eligibility for this portion of the PSP. An early distribution of this portion of the PSP was offered in December 2006 to those employees electing it. Performance Based Distribution (30%): This portion of the PSP is distributed to all of our permanent full-time and part-time employees on a performance-based basis. Employees terminated during the year forfeit eligibility for this portion of the PSP. Employees are evaluated semi-annually by their direct supervisor based informally on criteria that may also be used in the formal performance appraisal, which is generally conducted annually. The current criteria that may be used for the evaluation includes, but is not limited to, job knowledge; communications; attitude and cooperation; leadership; planning, judgment and resourcefulness; and initiative and responsibility.

The following rating system is used for each criterion: 1 Point - Poor Performance, 2 Points - Improvement Needed, 3 Points - Achieving Expectations, 4 Points - Exceeding Expectations, and 5 Points - Excellent Performance.

The employee's supervisor will complete the rating form, with input from project managers or other personnel to whom said employee supports. Should an employee receive an average rating for the two rating periods in 2006 of lower than 2.0, the employee will not be eligible to receive any performance-based distribution. Distributions are made based on the average rating and weighted by the commercial rates that we would charge out an individual's time to customers in effect at the end of the fiscal year.

Amounts paid directly to the named executives for the performance-based portion of the PSP are shown below in the Summary Compensation Table in the Bonus column. The retirement plan and company-wide distributions paid from the PSP pool are deposited to pension accounts under our Retirement Plan, a tax-qualified defined contribution plan, and are included in the amounts shown in that same table below in the All Other Compensation column.

Our Retirement Plan covers all eligible employees. Pursuant to that plan, we make matching contribution to each eligible employee's account up to 5% of the employee's eligible compensation, and may make, at the discretion of the Board of Directors, contributions based on the profitability of the Company to those accounts. Investments in an employee's account may be made in stocks, bonds, mutual funds and other investments permitted by the Plan's administrator.

Employee contributions to the plan are 100% vested. Company contributions become 100% vested if an employee's employment ends after the date such employee attains normal retirement age (age 65), dies or becomes disabled. If an employee's employment is terminated prior to the date the employee attains normal retirement age (65) or dies or becomes disabled, the employee will become vested in the Company's matching contributions and any profit sharing contributions pursuant to the PSP according to the schedule below:

Years of Vesting Service   Vested Percentage
------------------------   -----------------
         Less than 2                0%
         2                          20%
         3                          40%
         4                          60%
         5                          80%
         6 or more                  100%

The following table show compensation during the fiscal years ended December 31, 2006, 2005 and 2004, of those persons who were, at December 31, 2006, our principal executive officer ("PEO"), principal financial officer ("PFO") and the three most highly compensated executive officers other than the PEO and PFO (collectively, "named executive officers" or "NEOs") of ADA-ES whose total compensation exceeded $100,000. The structure of pay for each NEO is the same, although as noted above the potential performance incentive amount for the PEO was established at 50% of base pay for the years shown below and 40% for other NEOs.

                         Summary Compensation Table for Years Ended December 31, 2004, 2005 and 2006


                                                                                          Change in
                                                                                          Pension
                                                                                         Value and
                                                    Stock      Option     Non-Equity    Nonqualified    All Other
 Name of Individual             Salary     Bonus    Awards     Awards      Incentive      Deferred     Compensation
        and                     ------     -----    ------     ------        Plan       Compensation   ------------
 Principal Position    Year       ($)       ($)       ($)      ($)(2)    Compensation   Earnings ($)      ($) (4)     Total ($)
 ------------------    ----       ---       ---       ---      ------    -------------  ------------      -------     --------
                                                                            ($)(3)
Michael D. Durham      2006     $197,866    $-0-      $-0-     $10,291       $5,436         $-0-          $17,984     $231,577
President, CEO  and    2005     $189,352    $-0-      $-0-     $22,768       $6,881         $-0-          $18,761     $237,762
Director (PEO)         2004     $189,781    $-0-      $-0-     $22,082       $5,755         $-0-          $17,824     $233,443

Mark H. McKinnies      2006    $186,029     $-0-      $-0-      $7,533       $5,142         $-0-          $16,716     $215,419
Senior VP, CFO         2005    $178,048     $-0-      $-0-     $17,156       $6,273         $-0-          $18,004     $219,480
and Director (PFO)     2004    $179,137     $-0-      $-0-     $15,058       $5,755         $-0-          $16,992     $216,942

Richard L. Miller      2006     $135,250    $-0-      $-0-       $-0-       $23,901         $-0-         $ 11,016     $164,917
VP Business            2005      $10,000    $-0-      $-0-       $-0-         $-0-          $-0-            $-0-       $10,000
Development (1)        2004       $-0-      $-0-      $-0-       $-0-         $-0-          $-0-            $-0-        $-0-

C. Jean Bustard        2006     $142,242    $-0-      $-0-      $5,918       $4,973         $-0-          $13,582     $166,715
COO                    2005     $136,378    $-0-      $-0-     $13,095       $6,273         $-0-          $15,559     $171,305
                       2004     $131,356    $-0-       $-0-     $8,041       $4,685         $-0-          $12,443     $156,524

Richard J. Schlager    2006     $134,904    $-0-     $-0-       $5,613       $4,805         $-0-          $12,333     $157,655
VP of Contract         2005     $128,618    $-0-     $-0-      $12,417       $6,063         $-0-          $15,718     $162,816
R&D                    2004     $112,901    $-0-     $-0-       $7,639       $4,685         $-0-          $12,126     $137,350

(1)  Mr. Miller became an executive officer of the Company in December 2005.

(2) The option amounts shown represent the fair value (computed at the date of grant in accordance with FAS 123R) of options to acquire shares granted in 2004 pursuant to our 2004 ESO Plan as described below, for which accelerated vesting was awarded in payment of the EC Plan performance incentives earned for the fiscal year. The determination of the 2006 performance incentive payments is described above. See Footnote 1 to the Consolidated Financial Statements included in Item 8 of our Form 10-K for the year ended December 31, 2006 for the assumptions made in determination of the FAS 123R amounts.

(3) Amounts represent payments made or accrued for the periods shown for the company-wide and performance based distributions pursuant to our PSP described above. The amount shown for Mr. Miller for 2006 also includes the performance incentive earned pursuant to the EC Plan discussed above. Mr. Miller is not covered under the 2004 ESO Plan and his incentive was paid in cash in 2007.

(4) Amounts represent Company pension contributions under our PSP plus 401(k) matching payments made or accruing to the Retirement Plan by the Company for the benefit of the named individual.

                       Grants of Plan-Based Awards in 2006
                                                                    Estimated Future Payouts Under
         Name                          Grant Date (1)            Non-Equity Incentive Plan Awards (2)
         ----                          --------------            ------------------------------------
         Michael D. Durham                  2006                                $5,436
                                            2005                                $6,881

         Mark H. McKinnies                  2006                                $5,142
                                            2005                                $6,273

         C. Jean Bustard                    2006                                $4,973
                                            2005                                $6,273

         Richard L. Miller                  2006                               $23,901
                                            2005                                 $-0-

         Richard J. Schlager                2006                                $4,805
                                            2005                                $6,063

(1) Awards made pursuant to the PSP and, in the case of Mr. Miller, the EC Plan, are calculated annually after the fiscal year-end. The 2005 awards were paid in 2006 and the 2006 awards were paid in 2007.

(2) Amounts represent cash payments made or accrued for the periods shown for the company-wide and performance based distributions pursuant to our PSP described above. The amount shown for Mr. Miller for 2006 also includes the performance incentive earned pursuant to the EC Plan discussed above. Mr. Miller is not covered under the 2004 ESO Plan and his incentive earned for 2006 was paid in cash in 2007.

                                          Outstanding Equity Awards at December 31, 2006

                                                                                          Equity
                                                 Number of          Number of             Incentive Plan
                                                 Securities         Securities            Awards: # of
                                                 Underlying         Underlying            Securities        Option
                                                 Unexercised        Unexercised           Underlying        Exercise   Option
                                                 Options  (#)       Options  (#)          Unexercised       Price      Expiration
                                                 Exercisable        Unexercisable         Unearned Options  per Share  Date
                                 Award Date      -----------        -------------         ----------------- ---------  ----
Name                             (1)             (2)                (2)
----
Michael D. Durham                   2006             5,119               32,565               -0-           $8.60       8/23/14
                                    2005            11,326                -0-                 -0-           $8.60       8/23/14

Mark H. McKinnies                   2006             3,747               24,629               -0-           $8.60       8/23/14
                                    2005             8,534                -0-                 -0-           $8.60       8/23/14

C. Jean Bustard                     2006             2,944               21,422               -0-           $8.60       8/23/14
                                    2005             5,514                -0-                 -0-           $8.60       8/23/14

Richard L. Miller                   2006              -0-                 -0-                 -0-            N/A          N/A
                                    2005             9,750               3,250                -0-          $15.18      11/30/15

Richard J. Schlager                 2006             2,792               19,331               -0-           $8.60       8/23/14
                                    2005             6,177                -0-                 -0-           $8.60       8/23/14

(1) Award dates reflect the timing of vesting of stock options granted on August 23, 2004 under the 2004 ESO Plan. Vesting was accelerated based on performance under our EC Plan, which is calculated annually after the fiscal year-end, as described above, except in the case of Mr. Miller whose award was made pursuant to the 2003 Plan described below.

(2) The securities shown as "Exercisable" and "Unexercisable" as of December 31, 2006 represent options to acquire shares granted in 2004 pursuant to our 2004 ESO Plan described below, except in the case of Mr. Miller whose securities represent options to acquire shares granted in 2005 pursuant to our 2003 Plan described below. The securities shown as "Exercisable" represent the options for which vesting has occurred pursuant to the 2003 Plan in the case of Mr. Miller or was accelerated under our EC Plan for performance with respect to the years ended December 31, 2006 and 2005 and vested by action of our Board of Directors on January 27, 2006 and February 26, 2007, respectively, for the other NEOs.

We have not made any stock awards to the named executive officers.

                   Option Exercises during Year Ended 12/31/06

The table below shows the number of options exercised and value realized in 2006 by the named executive officers.

                            Number of Shares Acquired
Name                           on Exercise (#)            Value Realized on Exercise ($)
----                             ------------            ------------------------------
Michael D. Durham                     -0-                              $-0-
Mark H. McKinnies                     -0-                              $-0-
C. Jean Bustard                      1,000                            $13,500
Richard L. Miller                     -0-                              $-0-
Richard J. Schlager                   -0-                              $-0-

                       Nonqualified Deferred Compensation

Although our EC Plan allows for deferrals of payment, the Company does not currently have any deferred compensation plans that apply to the NEOs.

               Employment Contracts and Termination of Employment
                       and Change-in-Control Arrangements

We have executed employment agreements with every full-time employee, including our executive officers, which contain the following provisions:

     1.   Automatic extensions for one-year periods.
     2. Three months' prior written notice of intent to terminate by either the Company other than for cause, death or permanent disability or the employee.
     3. Description of position, duties, authority, compensation, benefits and obligation of the employee to devote full time to the fulfillment of his/her obligations under the agreement.
     4. Obligations to disclose and Company ownership of inventions and confidential subject matter, which obligations survive for two years after termination of employment.
     5. Assignment of inventions, obligations regarding inventions and confirmation of no Company obligation to commercialize inventions, all of which survive after termination of employment.
     6. Acknowledgement that copyright works are "works for hire" and obligation of employee to maintain written records of all inventions and confidential subject matter.
     7. Restrictive obligations relating to confidential subject matter, which survive after termination of employment.
     8. Acknowledgement and agreement regarding no conflicting obligations and obligations upon termination of employment.

The compensation amounts included in the employment agreements are subject to annual adjustment and the compensation levels for the named executive officers are shown in the tables above. None of our employment contracts or other agreements contain any provisions for the payment of any amounts that result from or will result from the resignation, retirement or any other termination of any executive officer's employment with us or from a change-in-control of the Company or a change in the named executive officer's responsibilities following a change-in-control except as described below.

Under our stock incentive plans, unless otherwise provided in a stock option agreement, options held by a director, executive or employee are exercisable after such person's death or permanent disability without regarding to any vesting requirements of such options.

Upon, or in reasonable anticipation of, a change in control of the Company, approved incentive compensation awards under the PSP may be made for the incentive period during which the change in control occurs, and then paid immediately to a trustee on such terms as our Chief Financial Officer deems appropriate (including such terms as are appropriate to cause such payment, if possible, not to be a taxable event to the executive). The incentive compensation awards may be paid to executives either not later than the end of the first calendar quarter following the end of the calendar year to which the incentive compensation awards relate, or on a deferred basis in accordance with the elections of the executives affected as to the timing of the receipt of incentive compensation awards for such period. Executives who are eligible to receive an incentive compensation award for the incentive period in which a change in control occurs may be eligible to receive incentive compensation awards for the incentive plan year following the change in control.

Guidelines for determining the amount of the incentive compensation award payable to each executive include:

o One-half of the maximum incentive compensation award payable (reduced as deemed appropriate by the Compensation Committee of the Board of Directors and approved by the Board of Directors, if applicable) to the executive if the change in control occurs during the first six months of the calendar year; or
o The full maximum incentive compensation award payable (reduced as deemed appropriate by the Compensation Committee and approved by the Board, if applicable) to the executive if the change in control occurs during the second six months of the calendar year.

                          Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

The Compensation Committee:     Ronald Johnson, Chairman      Robert Caruso
                                John Eaves                    Richard Swanson
                                Jeffrey C. Smith

                              DIRECTOR COMPENSATION

Our Nominating and Governance Committee has responsibility for reviewing the compensation plan for our non-management directors annually and making recommendations to the entire Board for approval. In 2006, the Compensation Committee conducted such analysis and made such recommendations. Neither Committee has delegated authority to any other person to determine director compensation. Our executive officers have not had any role in recommending the amount or form of director compensation, but the two executive officers who serve on our Board do vote on the recommendations for director compensation made by the Committee to the Board. In the past, the Compensation Committee has reviewed industry data from the Mountain States Employers Council and has sought the input of representatives of such Council on its compensation structure and amounts. Mountain States Employers Council has been engaged by the Compensation Committee and was tasked with assisting in the design and application of the EC Plan. MSEC advised on the appropriateness of incentive levels for executive positions and provided assistance in setting the weight for metrics in modeling the EC Plan.

In addition to the stock and option grants discussed below under "Stock Incentive Plans," in 2006, prior to the changes described below, each non-management director was paid a fee of approximately $600 per regular meeting, $300 per committee or telephonic meeting or $500 per committee meeting for serving as chairman of the committee. The Chairman of the Audit Committee was paid the greater of $3,000 per month or an amount equal to hours worked times an hourly rate.

In August 2006, the Compensation Committee recommended, and the Board approved, a cost of living increase in director compensation of 3.5% over the previous year to bring it more in line with industry standards. Prior to that date the annual retainer due each non-management director was to be paid solely in stock of not more than 1,000 shares of stock per year. Under the new plan, each non-management director is entitled to receive an $18,000 per year retainer payable in stock and cash commencing May 2006 or upon their commencement of service, with a cap of 1,000 shares of stock per year, and options to acquire 5,000 shares of our common stock upon initial appointment or election to the Board. Our directors also receive $1,000 per Board meeting and $500 per Board Committee or telephonic Board meeting. In addition, the Chairman of the Board and Chairman of the Audit Committee receive $3,000 per year, the Chairman of the Compensation Committee receives $2,000 per year, and the Chairman of our Nominating and Governance Committee receives $1,000 per year for their services in such positions. These amounts are all paid in cash.

In May 2006, the Company secured directors and officers insurance coverage for its directors and executive officers. The annual cost of such coverage is approximately $110,000.

                Director Compensation During Year Ended 12/31/06

The following amounts were paid to our non-management directors who served during 2006. Dr. Durham and Mr. McKinnies do not receive any additional compensation for their service on the Board of Directors.


                                                                                             Non-
                                                                                            Equity
                                                  Fees                                    Incentive
   Name                                         Earned or       Stock       Option           Plan      All Other
   ----                                         Paid in         Awards      Awards        Compen-      Compen-
                                                Cash ($)        ($)(5)     ($)(6)         sation ($)   sation     Total
                                                --------        ------     -------        ----------   ------     -----
   Ramon E. Bisque (former Director)           $      -0-     $  20,200    $     -         $     -      $-        $  20,200
   Duane N. Bloom (former Director)            $      -0-     $  20,200    $     -         $     -      $-        $  20,200
   Robert N. Caruso (1) (Director)             $  13,868      $     -      $      6,618    $     -      $-        $  20,486
   John W. Eaves (2) (Director)                $  21,569      $  20,200    $    10,901     $     -      $-        $  52,670
   Derek Johnson (Director)                    $  13,368      $     -      $      6,618    $     -      $-        $  19,986
   Ronald Johnson(3) (Director)                $  52,529      $  20,200    $    10,901     $     -      $-        $  83,630
   Robert H. Lowdermilk (former Director)      $   1,605      $  20,200    $     -         $     -      $-        $  21,805
   Rollie Peterson (Director)                  $  22,258      $  20,200    $    10,901     $     -      $-        $  53,359
   Jeff Smith (Director)                       $  24,248      $  20,200    $    10,901     $     -      $-        $  55,349
   Richard Swanson(4) (Director)               $    9,500     $     -      $      6,618    $     -      $-        $  16,118
                                               ----------------------------------------------------------------------------
   Totals                                      $  158,945     $  141,400   $     63,459    $     -      $-        $ 333,457
                                               ============================================================================

Notes:
(1) Amounts paid on behalf of services from Mr. Caruso are paid to B/3 Management Resources, LLC.
(2) Amounts paid on behalf of services from Mr. Eaves are paid to Arch Coal, Inc.
(3) Amounts paid on behalf of services from Mr. Ronald Johnson are paid to Twin-Kem International, Inc.
(4)  Amounts paid on behalf of services from Mr. Swanson are paid to R&K Corp.
(5) The fair value of stock awards, which represents the closing price on the date of issuance of $20.20 times the number of shares issued, for awards in January 2006 to each non-management director of 1,000 shares of common stock as a portion of his compensation for services performed from October 1, 2005 through September 30, 2006 pursuant to the 2005 Plan described below. The aggregate number of stock awards for each non-management director, in the order listed in the table, as of December 31, 2006 were 1,000, 1,000, 0, 1,000, 0, 1,000, 1,000, 1,000, 1,000, and 0.
(6) The fair values of stock option awards, which were computed in accordance with FAS 123R, represent grants of options to purchase 5,000 shares of common stock to each new Director in August 2006 and in May 2005 to the continuing Directors all pursuant to the 2005 Plan described below. These options vest at a rate of 33% per year. The full grant date fair values of the stock option awards for each non-management director, in the order listed in the table were $-0-, $-0-, $31,737, $-0-, $31,737, $-0-, $-0-,
     $-0-, $-0-, and $-0-. The aggregate number of stock options outstanding for each non-management director, in the order listed in the table, as of December 31, 2006 were 0, 0, 5,000, 5,000, 5,000, 3,333, 0, 5,000, 5,000, and 5,000. See Footnote 1 to the Consolidated Financial Statements included in Item 8 of our Form 10K for the year ended December 31, 2006 for the assumptions made in determination of the FAS 123R amounts.

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we are aware of the following delinquent filings: Jonathan Barr, Jean Bustard, Michael Durham, Mark McKinnies and Richard Schlager each failed to report the full amount of a stock option grant on August 23, 2004 and instead reported only the vested portion of such options as they vested in 2005, 2006 and 2007; each executive filed an amended Form 5 in April 2007 to report the entire grants. Ms. Bustard was late in reporting two sales of shares on Forms 4. Mr. Miller and Ms. Sjostrom each was late in filing an initial Form 3. Robert Caruso was late in filing his initial Form 3 and in filing a Form 4 reporting a stock option grant; Mr. Eaves failed to file a Form 4 reporting a stock award but reflected such award on a timely basis on a Form 5, Derek Johnson was late in filing his initial Form 3 and failed to file a Form 4 reporting a stock option grant but reported such grant on an amended Form 5, each of Ron Johnson, Rollie Peterson and Jeff Smith was late in filing a Form 4 reporting a stock award to him, and Mr. Swanson was late in filing his Form 3 and in filing a Form 4 reporting a stock option grant. Each former director Ramon Bisque, Duane Bloom and Robert Lowdermilk was late in filing a Form 4 reporting a stock award to him and Form 5s terminating their
Section 16 reporting obligations.


                              STOCK INCENTIVE PLANS

During 2003, we adopted the ADA-ES, Inc. 2003 Stock Option Plan (the "2003 Plan"). The plan is intended to encourage our key employees, through their individual efforts, to improve our overall performance and to promote profitability by providing these key employees with an opportunity to participate in the increased value they help create. The 2003 Plan is also intended to replace the options previously awarded by Earth Sciences, Inc., which has been cancelled. Options granted under the 2003 Plan may be in the form of "incentive stock options" as defined under section 422 of the Internal Revenue Code of 1986, as amended, or options that are not incentive stock options. The 2003 Plan is administered by our Board's Compensation Committee. The plan was approved by Earth Sciences, Inc. as our sole shareholder prior to the spin-off distribution of our shares. We reserved 400,000 shares of our common stock for issuance under the 2003 Plan. In general, all options granted under the 2003 Plan will lapse ten years from the date of grant. In general, the exercise price of an option will be determined by the Compensation Committee at the time the option is granted and will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. The Compensation Committee may provide in the option agreement that an option may be exercised in whole immediately or is exercisable in increments through a vesting schedule, which is typically 25% every six months with total vesting over two years. Under the 2003 Plan, the grant of options is limited to 20,000 per individual. During 2005 and 2006, 61,900 and 19,900, respectively, options were granted under the 2003 Plan. A total of 140,706 options remain available for future grants under the 2003 Plan. These available options will be cancelled if Proposal #2 is approved by the shareholders.

During 2004, we adopted the 2004 ESO Plan, which did not require shareholder approval. The 2004 ESO Plan authorized the grant of up to 200,000 options to purchase shares of our common stock to our executive officers. The 2004 ESO Plan is intended to promote our growth and profitability by awarding options to purchase our common stock in exchange for services performed and to be performed in the future. Options granted under the 2004 ESO Plan are generally intended to be non-qualified stock options ("NQSO") for federal income tax purposes. The 2004 ESO Plan is administered by our Board's Compensation Committee. In general, the exercise price of an option will be determined by the Compensation Committee at the time the option is granted and will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. Under the 2004 ESO Plan, the grant of options is limited to 60,000 per individual. The options are exercisable over a 10-year period based on a vesting schedule, typically between 5% and 20% per year, which may be accelerated based on performance of the individual recipients as determined by our Board's Compensation Committee. During 2004, all 200,000 options were granted under the 2004 ESO Plan to five executive officers, each of whom is a full-time employee. In January 2005 and 2006 and in February 2007, our Board's Compensation Committee authorized the accelerated vesting of 27,080 options, 38,428 options, and 17,258 options, respectively, under the 2004 ESO Plan based on performance metrics in the EC Plan that were met.

During 2004, we adopted the 2004 Stock Compensation Plan #2 (the "2004 Plan") for the issuance of shares and the grant of options to purchase shares of our common stock to our non-management directors. The 2004 Plan was approved by our shareholders at our 2005 Annual Meeting. The 2004 Plan is intended to compensate our non-management directors by awarding shares and options to purchase shares for services they rendered during 2004 and 2005 and will continue to render in subsequent years. The 2004 Plan provided for the award of 603 shares of our common stock per individual non-management director (4,221 shares in total), and the grant of 5,000 options per individual non-management director (35,000 in total), all of which were formally granted and issued in 2005 after approval of the 2004 Plan by our shareholders. The stock awards and vested portion of the stock option grants to non-management directors represent a portion of compensation for services performed from October 2004 through September 2005. The option exercise price of $13.80 per share for the stock options granted on November 4, 2004 was the market price on the date of the grant. The options are exercisable over a period of five years and will vest over a three-year period, one-third each year for continued service on the Board of Directors. If such service is terminated, the non-vested portion of the option is forfeited.

During 2005 we adopted the 2005 Directors' Compensation Plan (the "2005 Plan"), which authorized the issuance of shares of common stock and the grant of options to purchase shares of our common stock to non-management directors. The 2005 Plan was approved by our shareholders at the 2005 Annual Meeting. The 2005 Plan is intended to advance our interests by providing eligible non-management directors an opportunity to acquire or increase an equity interest in the Company, create an increased incentive to expend maximum effort for our growth and success and encourage such eligible individuals to continue to service the Company. The 2005 Plan provides a portion of the annual compensation to our non-management directors in the form of awards of shares of common stock and vesting of options to purchase common stock for services performed for the Company. Under the 2005 Plan, the award of stock is limited to 1,000 shares per individual per year, and the grant of options is limited to 5,000 per individual in total. The aggregate number of shares of common stock reserved for issuance under the 2005 Plan totals 90,000 shares (50,000 in the form of stock awards and 40,000 in the form of options). The exercise price is the market price on the date of grant, the shares of common stock underlying the option will vest at a rate of no more than 1,667 shares per annual period per individual, and any unvested shares of Stock that are outstanding at the date the individual is no longer a director are forfeited. Shares may be issued and options may be granted under the 2005 Plan only to non-management directors of the Company or its subsidiaries.

The 2005 Plan will terminate ten years after the date of its adoption, if not earlier terminated by our Board of Directors. It may be amended, modified or terminated at any time if and when it is advisable in the absolute discretion of the Board, although certain amendments are subject to approval of regulatory bodies and our shareholders. No such amendment may adversely affect any options previously granted under the Plan without the consent of the recipient(s). The 2005 Plan is administered by a committee appointed by the Board, which currently consists of all Board members. In January 2006, the Board of Directors authorized the issuance of 1,000 shares of common stock to each of the seven non-management directors of the Company (a total of 7,000 shares of common stock) representing a portion of their compensation for the period from October 2005 through September 2006. In August 2006, the Board of Directors granted options to purchase 5,000 shares each or a total of 15,000 shares of common stock to the new directors representing a portion of their compensation, which vest at a rate of 33% per year.


                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                           Number of
                                                                                                           securities remaining
                                                                                                           available for future
                                                Number of securities                                       issuance under equity
                                                to be issued upon           Weighted-average               compensation plans
                                                exercise of                 exercise price of              (excluding securities
                                                outstanding options,        outstanding options            reflected in
                                                warrants and rights         warrants and rights            column (a))
                                                -------------------         -------------------            -----------
Plan category                                         (a)                      (b)                             (c)
-------------
Equity compensation plans approved by
security holders (1)                                340,344                    $11.48                         208,706
Equity compensation plans not approved
by security holders (2)                              84,625                    $11.84                            -
                                                    -------                    -------                        -------
Total                                               426,636                    $11.55                         208,706
                                                    =======                    ======                         =======

     (1) Amounts shown represent options and/or shares covered under our 2003 Plan, our 2004 ESO Plan, our 2004 Plan and our 2005 Plan described above.

     (2) Amounts shown represent options to purchase 50,000 shares granted to Arch Coal as further described below, 10-year options to purchase 30,000 shares granted to a consultant in 2005 at an exercise price of $14.60, and 10-year options to purchase a total of 4,625 shares granted to two consultants in 2004 at an exercise price of $13.80.

In November 2006, we entered into an independent contractor agreement with an individual who is serving as the Project Manager for our project to develop a proposed activated carbon manufacturing facility. Her compensation package includes a potential award of 1,448 shares of common stock, worth $20,000 in value as of the close of business on the date of the Board meeting approving such package. The stock award was earned in February 2007 upon successful completion of certain milestones established at the time her compensation package was approved. This was an individual award not made under any formal plan and not approved by security holders. See "Stock Incentive Plans" above for additional information.


    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE


                           Related Party Transactions

In July 2003, we executed the Investment Agreement with Arch Coal. Pursuant to such agreement, in September 2003 Arch Coal purchased a $300,000 convertible debenture from us, purchased 137,741 shares of our common stock and was granted a five-year option to purchase 50,000 additional shares of our common stock for $10.00 per share. We also granted Arch Coal certain "piggyback" rights in the event we register certain other equity securities and certain demand registration rights as part of the transaction. In October 2004, we registered 168,011 shares for resale by Arch Coal, which shares included 50,000 issuable upon the exercise of the option described above. Until August 2006, we also co-marketed Arch Coal's ADA-M product and performed certain testing and research projects under agreements with Arch Coal. Under these arrangements, we recorded revenue of $261,000 in 2006. A designee of Arch Coal has been appointed a seat on our Board of Directors and our management has agreed in the future to nominate and to vote all proxies and other shares of stock in the Company which they are entitled to vote in favor of that designee so long as Arch Coal holds at least 100,000 shares of our common stock. Mr. Eaves is Arch Coal's current designee to our Board of Directors.

                Review and Approval of Related Party Transactions

Our Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore has adopted a policy with respect to all related party transactions involving the Company. Under this policy, any related party transaction, as defined and which excludes transactions available to all employees generally and transactions involving less than $5,000, may be consummated or may continue only if:

     1. the Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;

     2. the transaction has been approved by the disinterested members of the Board of Directors; and

     3. the compensation with respect to such transaction has been approved by our Compensation Committee.

Management must recommend any related party transactions it proposes that the Company enter into to the Audit Committee at its first regularly scheduled meeting each year. After review, the Audit Committee will approve or disapprove such transactions and at each subsequently scheduled meeting, management must update the Audit Committee as to any material change to those proposed transactions. If management recommends any additional related party transactions subsequent to such meeting, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by such Committee. If the Audit Committee does not ratify the transaction, however, management must make all reasonable efforts to cancel or annul such transaction.

Any material related party transaction must be disclosed to our full Board of Directors, and management must assure that all related party transactions are approved in accordance with any requirements of our financing or other agreements.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Hein & Associates, LLP has been the independent accounting firm that audits the financial statements of ADA-ES, Inc. and its subsidiaries since 1989. In accordance with standing policy, Hein & Associates, LLP periodically changes the personnel who work on the audit.

The Audit Committee of the Board has not yet selected the independent auditors for work to be performed during the calendar year ending December 31, 2007. We intend to engage auditors for the audit of the financial statements for the year ending December 31, 2007 no later than the second quarter of 2007. We anticipate that a representative of Hein & Associates, LLP, who conducted the audit for the year ended December 31, 2006, and a representative of our new auditors, if any are selected by then, will be present at the Annual Meeting of Shareholders. There have been no disagreements on matters of accounting principles or practices, financial statement disclosures or audit scope or procedures between the Company and Hein & Associates, LLP during the two most recent fiscal years or any subsequent interim periods. The representative of Hein & Associates, LLP will be available to respond to shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

                                   AUDIT FEES
In addition to performing the audit of the Company's annual consolidated financial statements, Hein & Associates, LLP provided other services during 2005 and 2006. The aggregate fees billed in 2005 and 2006 for each of the following categories of services are set forth below:

                                             Fiscal Year
                                             -----------
                                      2006                 2005
                                      ----                 ----
Audit Fees   (1)                    $350,000              $77,748
Audit-Related Fees (2)                 --                 $13,785
Tax Fees                               --                   --
All Other Fees                         --                   --

(1) Includes quarterly review services related to our Form 10-Q and 10-QSB filings and review services related to the filing of a Registration Statement on Form S-3 in 2005.

(2) Includes review services related to Sarbanes-Oxley Section 404 in 2005.

                      AUDIT COMMITTEE APPROVAL OF SERVICES

The Audit Committee pre-approves all audit or non-audit services performed by its principal accountant in accordance with Audit Committee policy and applicable law. The Audit Committee generally provides pre-approval of audit services and services associated with SEC registration statements, other SEC filings and responses to SEC comment letters (Audit Fees) and services related to internal control reviews, internal control reporting requirements and consultations with our management as to accounting or disclosure treatment of transactions or events and the impact of rules, standards or interpretations by the SEC and other regulatory or standard-setting bodies (Audit-Related Fees) for each 12-month period within a range of approved fees. To avoid certain potential conflicts of interest, the law prohibits us from obtaining certain non-audit services from our independent accountant. The Audit Committee has delegated authority to approve permissible services to its Chairman. The Chairman reports such pre-approvals to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved 100% of the services provided by the independent accountant in 2006. None of the services of the independent accountant in 2006 were of the type specified in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

             PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT
                         ANNUAL MEETING OF SHAREHOLDERS

We anticipate that our next Annual Meeting of Shareholders will be held in May 2008. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the next Annual Meeting of Shareholders must do so in writing and it must be received at our principal executive offices on or before January 5, 2008. If a shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the shareholder fails to notify the Company prior to March 23, 2008 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must own 1% or more of the outstanding shares or $2,000 in market value, of the Company's Common Stock and must have continuously owned such shares for one year and intend to continue to hold such shares through the date of the Annual Meeting in order to present a shareholder proposal to the Company.

                           ANNUAL REPORT ON FORM 10-K

We will provide our Annual Report on Form 10-K concerning our operations during the calendar year ended December 31, 2006, including certified consolidated financial statements and any financial statement schedules for the year then ended, to our shareholders without charge upon request to Mark H. McKinnies, Secretary, ADA-ES, Inc., 8100 SouthPark Way, Unit B, Littleton, Colorado 80120. Exhibits listed in the Form 10-K are available upon request to shareholders at a nominal charge for printing and mailing.


                           INCORPORATION BY REFERENCE

We hereby incorporate by reference Items 6, 7, 8, and 9 of Part II of our Form 10-K for the fiscal year ended December 31, 2006.


                                  OTHER MATTERS

The Board knows of no other business to be presented at the Annual Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

                                                                      APPENDIX A

                                  ADA-ES, INC.

                           2007 EQUITY INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

     2. Definitions. As used herein, the following definitions shall apply:

           (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

           (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

           (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

           (d) "Assumed" means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is expressly affirmed by the Company.

           (e) "Award" means the grant of an Option, Restricted Stock or other right or benefit under the Plan.

           (f) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

           (g) "Board" means the Board of Directors of the Company.

           (h) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust or physical or emotional harm to any person.

           (i) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

           (j) "Code" means the Internal Revenue Code of 1986, as amended.

           (k) "Committee" means any committee composed of Directors of the Board appointed by the Board to administer the Plan.

           (l) "Common Stock" means the common stock of the Company.

           (m) "Company" means ADA-ES, Inc., a Colorado corporation.

           (n) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

           (o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

           (p) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or

Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity or any successor in any capacity of Employee, Director or Consultant or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

           (q) "Corporate Transaction" means any of the following transactions:

                (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                (iii) the complete liquidation or dissolution of the Company;

                (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

           (r) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

           (s) "Director" means a member of the Board or the board of directors of any Related Entity.

           (t) "Disability" has the same meaning as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.

If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

           (u) "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

           (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, any of the markets operated by or for NASDAQ, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith, and in a manner that comports with the requirements of any Applicable Law.

           (x) "Good Reason" means the occurrence after a Corporate Transaction or Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee's non-acquiescence within 30 days of the effective time of such event or condition):

                (i) a change in the Grantee's responsibilities or duties which represents a material and substantial diminution in the Grantee's responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction or Change in Control;

                (ii) a reduction in the Grantee's base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction or Change in Control or at any time thereafter; or

                (iii) requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee's job location or residence prior to the Corporate Transaction or Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction or Change in Control.

           (y) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

           (z) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

           (aa) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

           (bb) "Non-Management Director" means a director of the Company who is not an Employee.

           (cc) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

           (dd) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (ee) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

           (ff) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (gg) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

           (hh) "Plan" means this 2007 Equity Incentive Plan.

           (ii) "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

           (jj) "Replaced" means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the Award is replaced with a comparable stock award or a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule or a vesting schedule more favorable to the Grantee applicable to such Award or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is replaced with a comparable stock award or a cash incentive program of the Company or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule or a vesting schedule more favorable to the Grantee applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

           (kk) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as established by the Administrator, as set forth in a Restricted Stock Agreement that is issued in connection with such Award.

           (ll) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

           (mm) "Share" means a share of the Common Stock.

           (nn) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. (a) Subject to the provisions of Section 10 below, the stock subject to this Plan shall be the Company's Common Stock, no par value per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in
Section 10 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all Awards granted under this Plan shall not exceed six hundred thousand (600,000) shares as such Common Stock as constituted on the effective date of this Plan, and no further options shall be granted after the date on which the Company's stockholders approve this Plan, under the ADA-ES, Inc. 2003 Stock Option Plan (in effect as of such date). In addition, the shares reserved for issuance of Awards granted under this Plan will automatically be increased on the first day of each fiscal year, beginning with the fiscal year commencing January 1, 2008, by an amount equal to ten percent (10%) of the increase in the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year over the number of outstanding shares of Common Stock on such date one year prior, or such lesser number of shares as is later ratified by the Board at their first meeting or action in such new fiscal year; provided, that in no event shall any such annual increase exceed three hundred thousand (300,000) shares and provided further, that in no event shall the total number of shares authorized for issuance under this Plan exceed one million (1,000,000) shares.

           (b) Any Shares covered by an Award (or portion of an Award) which are forfeited, canceled or expire (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan. (a) Plan Administrator.

                (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 18 below, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

           (b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants and Employees who are neither Directors nor Officers.

           (c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                (ii) to determine whether and to what extent Awards are granted hereunder;

                (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                (iv) to approve forms of Award Agreements for use under the Plan;

                (v) to determine the terms and conditions of any Award granted hereunder;

                (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

                (vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                (viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

                (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6. Terms and Conditions of Awards. (a) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

           (b) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

           (c) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

           (d) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined and specifically agreed to by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program. Irrespective of the rights of the Administrator to allow for the deferral of consideration hereunder, no such deferral shall be effective if it would result in the deferral constituting "nonqualified deferred compensation" within the meaning of Code Section 409A, unless such deferral has been approved by the Board and agreed to by the Grantee.

           (e) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

           (f) Individual Award Limits. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Awards (including awards for Options or Restricted Stock) may be granted to any Grantee in any fiscal year of the Company shall be thirty thousand (30,000) Shares; provided, however, that Non-Management Directors shall be entitled to receive Awards in any fiscal year for no more than ten thousand (10,000) Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee who is an Employee may be granted Options for up to an additional thirty thousand (30,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

           (g) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

           (h) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option may not be more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

           (i) Transferability of Awards. Incentive Stock Options and other Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Non-Qualified Stock Options shall be transferable by will, by the laws of descent and distribution or to the extent and in the manner authorized by the Administrator, by gift to members of the Grantee's Immediate Family.

           (j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award or such other date as is determined by the Administrator.

     7. Award Exercise or Purchase Price, Consideration and Taxes. (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

                (i) In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant, unless otherwise determined by the Administrator.

                (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                (iv) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(c), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

           (b) Attribution Rule. For purposes of subsection 7(a)(i)(A) above, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by his or her Immediate Family. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 7, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

           (c) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                (i) cash;

                (ii) check;

                (iii) delivery of Grantee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law and would not result in an accounting compensation charge with respect to the use of such promissory note to pay the exercise price unless otherwise determined by the Administrator); provided, however, that no less than the greater of an amount equal to the "par value" of the Common Stock to be issued upon the exercise of an Award (if such stock has a "par value") or $.01 per share shall be paid in cash or other property having a value no less than the par value of such shares or $.01 per share, as applicable, and may not be included in the amount of any deferred obligation;

                (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator; generally an accounting charge will result if the Shares used to pay the exercise price were acquired less than six months before the exercise);

                (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) provides written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) provides written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                (vi) any combination of the foregoing methods of payment.

           (d) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

     8. Procedure for Exercise; Rights as a Stockholder. (a) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

           (b) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(c)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10 below.

     9. Conditions Upon Issuance of Shares. (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto comply with all Applicable Laws. Compliance with all Applicable Laws shall be determined by counsel for the Company.

           (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company and (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11. Corporate Transactions and Changes in Control. (a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

           (b) Acceleration of Award Upon Corporate Transaction or Change in Control.

                (i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

                    (A) for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced) or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee's Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months after the Corporate Transaction; and

                    (B) for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

                (ii) Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

           (c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, a proportional fraction of each share subject to such Option will be allocated as part Incentive Stock Option and part Non-Qualified Stock Option.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13. Amendment, Suspension or Termination of the Plan; Code Section 409A Considerations.

           (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

           (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

           (c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

           (d) Any amendment of the Plan may be accomplished in a manner calculated to cause such amendment not to constitute an "extension," "renewal" or "modification" (each within the meaning of Code Section 409A) of any Awards that would cause such Awards to be considered "nonqualified deferred compensation" (within the meaning of Code Section 409A). Notwithstanding the foregoing, if at any time the Board or the Administrator determines that any Award may be subject to Code Section 409A, the Board or the Administrator may, in its sole discretion, and without a Grantee's prior consent, amend the Plan or any Award as it may determine is necessary or desirable either for the Plan and Awards to be exempt from the application of Section 409A or to satisfy the requirements of Section 409A, including by adding conditions with respect to the vesting and/or the payment of Awards.

     14. Reservation of Shares. (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as are sufficient to satisfy the requirements of the Plan.

           (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority is not obtained.

     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service and shall not interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without Cause and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     17. Stockholder Approval. The grant of Incentive Stock Options under the Plan, excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code, shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. If stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

     18. Effect of Section 162(m) of the Code. At any time while the Company is subject to the reporting obligations of Section 12 of the Exchange Act, the Plan and all Awards (except Awards of Restricted Stock that vest over time) issued thereunder are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation
Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earliest of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in
Section 3(a), (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

     19. Code Section 409A Matters. Except as may be expressly provided with respect to any Award granted under the Plan, the Plan and the Awards are not intended to constitute a "nonqualified deferred compensation plan" within the meaning of Code Section 409A, but rather are intended to be exempt from the application of Code Section 409A. To the extent that the Plan and/or Awards are nevertheless deemed to be subject to Code Section 409A, the Plan and Awards shall be interpreted in accordance with Code Section 409A and any applicable Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the grant of any Award. Notwithstanding any provision of the Plan or any Award to the contrary, in the event that the Administrator determines that any Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and the affected Award (as described above) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (a) to exempt the Plan and any Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or
(b) to comply with the requirements of Code Section 409A.

     20. Qualified Domestic Relations Orders. (a) Anything in the Plan to the contrary notwithstanding, rights under Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in paragraph 20(c) below.) The assignment of an Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If an Award is assigned to an Alternate Payee, the Alternate Payee generally shall have the same rights as the grantee under the terms of the Plan; provided however, that
(i) the Award shall be subject to the same vesting terms and exercise period as if the Award were still held by the grantee and (ii) an Alternate Payee may not transfer an Award.

           (b) In the event of the Administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of an Award, transfer of the proceeds of the exercise of such Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the Grantee and Alternate Payee. A Grantee's ability to exercise an Award may be barred if the Administrator receives a court order directing the Plan administrator not to permit exercise.

           (c) The word "QDRO" as used in the Plan shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted an Award to an interest in such Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

           21. Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

           The undersigned, being the Secretary of ADA-ES, Inc. hereby certifies that the foregoing is a true and correct copy of the ADA-ES, Inc. 2007 Equity Incentive Plan, as adopted by the Board of Directors on ____________________, 2007, and as adopted by the shareholders on ___________________, 2007.



                                         ADA-ES, Inc.

                                         By:
                                             -----------------------------------
                                             Mark H. McKinnies, Secretary

                        ADA-ES 2007 EQUITY INCENTIVE PLAN
                          NOTICE OF STOCK OPTION AWARD

         Grantee's Name and Address:                 ---------------------------

                                                     ---------------------------

                                                     ---------------------------

     You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the ADA-ES 2007 Equity Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

         Award Number                          ___________________________

         Date of Award                         ___________________________

         Vesting Commencement Date             ___________________________

         Exercise Price per Share              $__________________________

         Total Number of Shares Subject
         to the Option (the "Shares")          ___________________________

         Total Exercise Price                  $__________________________

         Type of Option:                       _________    Incentive Stock
                                                            Option

                                               _________    Non-Qualified Stock
                                                            Option

         Expiration Date:                      ___________________________

         Post-Termination Exercise Period:     Three (3) Months

Vesting Schedule:
-----------------

     Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

                  Period of Grantee's
                  Continuous Relationship
                  With the Company or
                  Affiliate From the Date            Portion of Total Option
                  the Option is Granted                Which is Exercisable

                  End of ___ months                            ___%
                  Each month thereafter                        ___%
                  ___ months                                   100%

     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

     In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service, except as otherwise determined by the Administrator.

     In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

                                       ADA-ES, INC., a Colorado corporation

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

The Grantee acknowledges and agrees that the Shares subject to the Option shall vest, if at all, only during the period of the Grantee's Continuous Service (not through the act of being hired, being granted the Option or acquiring Shares hereunder). The Grantee further acknowledges and agrees that nothing in this Notice, the Option Agreement or the Plan shall confer upon the Grantee any right with respect to future Awards or continuation of the Grantee's Continuous Service or interfere in any way with the Grantee's right or the right of the Company or Related Entity to which the Grantee provides services to terminate the Grantee's Continuous Service, with or without cause and with or without notice. The Grantee acknowledges that unless the Grantee has a written employment agreement with the Company to the contrary, the Grantee's status is at will.

     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement and represents that he or she:

(a) is familiar with the terms and provisions thereof and hereby accepts the Option, effective as of the date of grant stated above, subject to all of the terms and provisions hereof and thereof;

(b) has reviewed this Notice, the Plan and the Stock Option Award Option Agreement being executed and delivered herewith in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Plan and the Option Award Agreement.

     Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with
Section 18 of the Option Agreement.

     Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

     Grantee agrees, as a condition precedent to any exercise of the Option, to deliver to the Company:

(a) an executed Exercise Notice in the form provided by the Company, which notice may include (i) written assurances satisfactory to the Company as to Grantee's knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters, and that Grantee is capable of evaluating, alone or together with a purchaser representative engaged by Grantee, the merits and risks of exercising the Option; and (ii) written assurances satisfactory to the Company stating that Grantee is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. (These requirements, and any assurances given pursuant to such requirements, shall be inoperative if, and only if:
     (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.); and

(b) an executed Shareholders Agreement (if any) in the form existing at the time of exercise of the Option (as modified by the Company in its discretion);


Dated: ______________________         Signed: __________________________________
                                                         Grantee

                                                      Award Number:  ___________

                     ADA-ES INC. 2007 EQUITY INCENTIVE PLAN
                          STOCK OPTION AWARD AGREEMENT

     1. Grant of Option. ADA-ES, Inc., a Colorado corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2007 Equity Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

     If designated in the Notice as a Nonqualified Stock Option, the Option is NOT intended to qualify as an Incentive Stock Option.

     To the extent any Stock Option is designated as an Incentive Stock Option, but for any reason (including the reason described above) fails to qualify as an Incentive Stock Option, such option shall be treated as a Nonqualified Stock Option.

     2. Exercise of Option. (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

        (b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached hereto as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) below.

        (c) Shareholders Agreement. As a condition precedent to any exercise of the Option, the Grantee shall deliver to the Company at the time of exercise, an executed Shareholders Agreement in the form existing at the time of exercise of the Option (as modified by the Company in its discretion as of such time).

        (d) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

     3. Grantee's Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. If the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

        (a) cash;

        (b) check;

        (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

        (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) provides written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) provides written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

     5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company.

     6. Termination or Change of Continuous Service. If the Grantee's Continuous Service terminates other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). If the Grantee's Continuous Service is terminated for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event may the Option be exercised later than the Expiration Date set forth in the Notice. If the Grantee's status changes from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status; provided, however, with respect to any Incentive Stock Option that remains in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, such unvested portion of the Option shall terminate. In addition, except as provided in Sections 7 and 8 below, if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, such vested portion of the Option shall terminate.

     7. Disability of Grantee. If the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration
Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, such unvested portion of the Option shall terminate. In addition, if the Grantee does not exercise the vested portion of the Option within the time specified herein, such vested portion of the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     8. Death of Grantee. If the Grantee's Continuous Service terminates as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the portion of the Option that was vested at the Termination Date, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, such unvested portion of the Option shall terminate. In addition, if the vested portion of the Option is not exercised within the time specified herein, such vested portion of the Option shall terminate.

     9. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred to members of the Grantee's Immediate Family to the extent and in the manner authorized by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

     10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

     11. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     12. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. The Grantee should consult a tax adviser before exercising the Option or disposing of the Shares.

        (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise. However, the Internal Revenue Service issued proposed regulations that would subject the Grantee to withholding at the time the Grantee exercises an Incentive Stock Option for Social Security and Medicare based upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. These proposed regulations are subject to further modification by the Internal Revenue Service and, if adopted, would be effective only for the exercise of an Incentive Stock Option that occurs two years after the regulations are issued in final form.

        (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not permanent and total disability as such term is defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.
Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

        (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or
(ii) the sale price of the Shares.

     14. Lock-Up Agreement. (a) Agreement. The Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter may specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 14.

         (b) No Amendment Without Consent of Underwriter. During the period from identification of a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 14(a) in connection with such offering or
(ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 14 may not be amended or waived except with the consent of the Lead Underwriter.

     15. Code Section 409A Matters. This option is not intended to constitute "nonqualified deferred compensation" within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that this option is nevertheless deemed to be subject to Code
Section 409A for any reason, this option shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date on which this option was granted (the "Grant Date"). Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that this option may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this option or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or this option from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or
(b) comply with the requirements of Code Section 409A. In the event this Option and or the Award is deemed to be "nonqualified deferred compensation" as defined in Code Section 409A, the value of such nonqualified deferred compensation could become taxable to Grantee, and Grantee agrees to assume and take full responsibility for any such tax consequences.

     16. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing or writings (including an electronic or facsimile transmission) signed by the Company and the Grantee. Nothing in the Notice, the Plan or this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     17. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

     18. Dispute Resolution. The provisions of this Section 18 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee and the Grantee's assignees (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court in Arapahoe County, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. The parties also expressly waive any right they have or may have to a jury trial of any such suit, action or proceeding. If any one or more provisions of this Section 18 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

     19. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given, (i) when delivered personally;
(ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) when sent by electronic transmission, upon written confirmation of receipt by the receiving party; (iv) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid; or (v) two business days after deposit with a private industry express courier, with written confirmation of receipt, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

Dated: ______________________           Signed: ________________________________
                                                             Grantee

                                    EXHIBIT A

                        ADA-ES 2007 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

ADA-ES, Inc.
8100 SouthPark Way, Unit B
Littleton, CO  80120

Attention:  Secretary

     1. Effective as of today, ______________, the undersigned ("Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of ADA-ES, Inc. (the "Company") under and pursuant to the Company's 2007 Equity Incentive Plan, as amended from time to time (the "Plan") and the [ ] Incentive [ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Grantee further represents and warrants that: Grantee has such knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters such that Grantee is capable of evaluating, either alone or together with such purchaser representative engaged by Grantee, the merits and risks of exercising the Option and owning the Shares; and (ii) that Grantee is acquiring the Shares subject to the Option for his or her own account and not with any present intention of selling or otherwise distributing the Common Stock, unless the Shares are registered under the Securities Act of 1933, as amended, in which case Grantee will be free to immediately sell the Shares into any market which may exist therefor.

     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     The Grantee shall enjoy rights as a shareholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Repurchase Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. Shareholders Agreement. As a condition precedent to the exercise of the Option, the Grantee agrees to deliver to the Company an executed Shareholders Agreement in the form existing at the time of exercise of the Option (as modified by the Company in its discretion).

     5. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

     6. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

     7. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

     8. Restrictive Legends. The Grantee understands and agrees that unless the Shares are presently registered under the Securities Act of 1933, as amended, the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

     10. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

     11. Dispute Resolution. The provisions of Section 18 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

     12. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

     13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (i) when delivered personally;
(ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) when sent by electronic transmission, upon written confirmation of receipt by the receiving party; (iv) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid; or (v) two business days after deposit with a private industry express courier, with written confirmation of receipt, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

     15. Entire Agreement. The Notice, the Plan, the Option Agreement and Shareholders Agreement, if any, are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing or writings (including an electronic or facsimile transmission) signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                               Accepted by:
GRANTEE:                                    ADA-ES, Inc., a Colorado corporation
                                            By:
                                            Title:
---------------------------------------
            (Signature)

Address:                                    Address:
-------                                     -------
                                            8100 SouthPark Way, Unit B
---------------------------------------
                                            Littleton, CO  80120
---------------------------------------

Email:
       --------------------------------
Facsimile:
           ----------------------------

                                    EXHIBIT B

                        ADA-ES 2007 EQUITY INCENTIVE PLAN

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------

GRANTEE:
                                 --------------------------------------

COMPANY:                         ADA-ES, Inc.

SECURITY:                        COMMON STOCK

AMOUNT:
                                 --------------------------------------

DATE:
                                 --------------------------------------

In connection with the purchase of the above-described securities (the "Shares"), the undersigned Grantee represents to the Company the following:

     (a) Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is acquiring these Shares for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

     (b) Grantee acknowledges and understands that unless the Shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), the shares will constitute "restricted securities" under the Securities Act and will have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. Grantee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Shares. Grantee understands that unless the Shares are registered under the Securities Act at the time of issuance, the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

     (c) Grantee is familiar with the provisions of Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

     If the shares are not registered for resale under an effective registration statement on file with the Securities and Exchange Commission at the time of the exercise of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two (2) years, the satisfaction of the conditions set forth in sections (1),
(2), (3) and (4) of the paragraph immediately above.

     (d) Grantee further understands that if all of the applicable requirements of Rule 144 are not satisfied, that registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

     (e) Grantee represents that Grantee is a resident of the state of
___________________.

                                        Signature of Grantee:


                                        ----------------------------------------

                                        ----------------------------------------
                                        [Print Name of Grantee]

                                        Date:                          ,
                                             -------------------------  --------

                                    EXHIBIT C
                                    ---------

                          Addendum to the ADA-ES, Inc.
                           2007 Equity Incentive Plan
                                Option Agreement

                          For California Residents Only

     This Addendum is intended to comply with Section 25102(o) of the California Corporations Code and any rules or regulations promulgated thereunder by the California Department of Corporations. Any provision of the Plan or any Option Agreement which is otherwise inconsistent with this Addendum or Section 25102(o) of the California Securities Code shall, without further act or amendment by the Company, be reformed to comply with Section 25102(o) of the California Securities Code. Both the Common Stock and the Options that are the subject of this Addendum if not yet qualified with the California Department of Corporations and not yet exempt from such qualification, are subject to such qualification, and the issuance of the Options prior to the qualification is unlawful unless such issuance is exempt. The rights of the Company and the Option holder with respect to Options that are the subject of this Addendum are expressly conditioned on such exemption being available.

     In addition to those provisions set forth in the Plan, any Option Agreement and/or the Stockholders Agreement, Options granted to employees of the Company or an Affiliate resident in California ("California Employees") will be subject to the following provisions:

     1. Each California Employee will receive financial statements of the Company annually during the period such California Employee has Options outstanding. This requirement does not apply to California Employees who are key employees whose duties in connection with the Company or an Affiliate assure them access to equivalent information.

     2. California Employees will have the right to exercise at least 20% of their Options per year over 5 years from the date the Options are granted, subject to reasonable conditions such as continued employment. However, in the case of Options granted to California Employees who are officers, directors, managers, or consultants of the Company or an Affiliate, the Options may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or an Affiliate.

     3. Unless employment of a California Employee is terminated "for cause" under applicable law, the terms of the Plan, the Option Agreement, the Option grant or California Employee's contract of employment, the right to exercise the California Employee's Option in the event of termination of his or her employment, to the extent the California Employee is entitled to exercise such Option on the date his or her employment terminates, shall be as follows:

     (i) Such Option may be exercised for at least 6 months from the date of such termination, if termination was caused by death or Disability.

     (ii) Such Option may be exercised for at least 30 days from the date of such termination if termination was caused by other than death or Disability.

     Notwithstanding the foregoing, such Option may not be exercised after the expiration of the stated period of the Option.

     4. At the discretion of the Committee, the Company may reserve to itself and/or its assignee in the Option Agreement, or any other agreement with the California Employee, a right to repurchase Common Stock held by a California Employee or his or her transferee in the event of such California Employee's termination of employment with the Company or an Affiliate at any time within 90 days after the date of such termination (or in the case of Common Stock issued upon exercise of an Option after such termination date, within 90 days after the date of such exercise) for cash or cancellation of purchase money indebtedness, at:

          (A) no less than the Fair Market Value of such Common Stock as of the date of such termination of employment, provided that such right to repurchase Common Stock terminates when the common Stock has become publicly traded; or

          (B) the Option holder's original purchase price, provided that such right to repurchase Common Stock at the original purchase price lapses at the rate of at lease 20% of the Common Stock subject to the Option per year over 5 years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable).

     Notwithstanding the foregoing, the Common Stock held by a California Employee who is an officer, director, manager or consultant of the Company or an Affiliate may be subject to additional or greater restrictions than those set forth in this item 4 above.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                     ADA-ES, INC. 2007 EQUITY INCENTIVE PLAN

[Preliminary Note: Language appearing in boldface and angle brackets in both the Notice and the Agreement refers to provisions that are electable, and the language must be reviewed and either included or removed, as appropriate, in the process of finalizing all agreements.]

                    NOTICE OF RESTRICTED STOCK PURCHASE AWARD
                    -----------------------------------------

     Grantee's Name and Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

     You have been granted the right to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Purchase Award (the "Notice"), under the ADA-ES, INC. 2007 Equity Incentive Plan, as amended from time to time (the "Plan") and the Restricted Stock Purchase Award Agreement (the "Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

     Award Number
                                       -----------------------------------------
     Grant Date
                                       -----------------------------------------
     Vesting Commencement Date
                                       -----------------------------------------
     Purchase Price per Share
                                       -----------------------------------------
     Total Number of Shares
     of Common Stock Awarded
                                       -----------------------------------------
     Total Purchase Price
                                       -----------------------------------------


Vesting Schedule:
-----------------

     Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will "vest" in accordance with the following schedule:

          NOTE: CHOOSE ONE OF THE FOLLOWING ALTERNATIVES, OR SOME OTHER VESTING SCHEDULE. ANY INAPPLICABLE LANGUAGE SHOULD BE DELETED FOR FINALIZING THE DOCUMENTS FOR THE GRANT.

          o 25% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Total Number of Shares of Common Stock Awarded shall vest each month thereafter until the Shares are fully vested.

          o 25% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and an additional 25% of the Total Number of Shares of Common Stock Awarded shall vest on each yearly anniversary of the Vesting Commencement Date thereafter.

          o 25% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and 1/16 of the Total Number of Shares of Common Stock Awarded shall vest on each three (3) month anniversary of the Vesting Commencement Date thereafter.

          o During any authorized leave of absence, the vesting of the Shares shall be suspended after the leave of absence exceeds a period of (ninety (90) days. Vesting of the Shares shall resume upon the Grantee's termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended to the length of the suspension.

          o In the event of Grantee's change in status from Employee or Director to Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

     For purposes of this Notice and the Agreement, the term "vest" shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase at the Purchase Price per Share; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan. Shares that have not vested are deemed "Restricted Shares." If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction or Change of Control.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement, and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A, B and C thereto, as applicable) have been exchanged between the parties.

ADA-ES, INC.


By:
    --------------------------------------------

Title:
      ------------------------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE GRANTEE'S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

     The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 21 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated: ______________________               Signed: ____________________________

                                            Print Name: ________________________

                                                Award Number: __________________

                     ADA-ES INC. 2007 EQUITY INCENTIVE PLAN

                    RESTRICTED STOCK PURCHASE AWARD AGREEMENT
                    -----------------------------------------


     1. Purchase of Shares. ADA-ES INC., a Colorado corporation (the "Company"), hereby issues and sells to the Grantee (the "Grantee") named in the Notice of Restricted Stock Purchase Award (the "Notice"), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the "Shares") for a Purchase Price per Share set forth in the Notice (the "Total Purchase Price"), subject to the Notice, this Restricted Stock Purchase Award Agreement (the "Agreement") and the terms and provisions of the Company's 2007 Equity Incentive Plan, as amended from time to time (the "Plan"), which is incorporated herein by reference. Payment for the Shares in the amount of the Total Purchase Price set forth in the Notice shall be made to the Company upon execution of the Notice. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares sold hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company's shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.

     2. Method of Payment. Payment of the Total Purchase Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such payment method does not then violate an Applicable
Law:

     (a) cash;

     (b) check; or

     (c) provided that the Total Purchase Price for the Shares being purchased exceeds ______ thousand dollars ($___,000), payment pursuant to a promissory note as described below.

          (i) The promissory note shall have a term of _____ (__) years with principal and interest payable in _______ (__) equal annual installments;

          (ii) The promissory note shall bear interest at the minimum rate required by the federal tax laws to avoid the imputation of interest income to the Company and compensation income to the Grantee;

         (iii) The Grantee shall be personally liable for payment of the promissory note and the promissory note shall be secured by the Shares purchased upon delivery of the promissory note, or such other collateral of equal or greater value, in a manner satisfactory to the Administrator with such documentation as the Administrator may request; and

          (iv) The promissory note shall become due and payable upon the occurrence of any or all of the following events: (A) the sale or transfer of the Shares purchased with the promissory note; (B) termination of the Grantee's Continuous Service for any reason other than death or disability; or (C) the first anniversary of the termination of the Grantee's Continuous Service due to death or disability.

          NOTE: If the Company is going to extend credit, it must confirm that it complies with any applicable Federal Reserve requirements relating to the extension of credit

     3. Transfer Restrictions. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded. Before the Shares fully vest, the Shares will be subject to the Company's Repurchase Rights as set forth in Section 9 below.

     4. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and continue to be subject to the Company's Repurchase Rights, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares and termination of the Company's Right of First
Refusal and Repurchase Right, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in
Section 6 below, and subject to the terms of any security agreement executed in connection with the purchase of the Shares by means of a promissory note.

     5. Distributions. Except as set forth in Section 9(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

     6. Section 83(b) Election and Withholding of Taxes. The Grantee shall provide the Administrator with a copy of any timely election made pursuant to
Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), a form of which is attached hereto as Exhibit B. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares vest, or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Grantee may satisfy his or her withholding obligations by authorizing the Company to transfer to the Company the number of vested Shares held in escrow that have an aggregate Fair Market Value equal to the withholding obligations. The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee further represents that he or she intends OR does not intend to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls.

[NOTE: Grantee must cross through the inapplicable language in the preceding paragraph, and initial here: .]

     7. Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company's capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the Company's Repurchase Rights. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

     8. Company's Repurchase Rights. (a) Grant of Repurchase Rights. The Company is hereby granted the right to repurchase all or any portion of the Shares that are Restricted Shares (the "Repurchase Right") exercisable at any time during the period commencing on the date the Grantee's Continuous Service terminates for any reason, with or without cause (including death or disability) (the "Termination Date") and ending ninety (90) days after the first date on which the Repurchase Right may be exercised without incurring an accounting expense with respect to such exercise (the "Share Repurchase Period").

          (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) for Restricted Shares being repurchased, the Purchase Price per Share previously paid by the Grantee to the Company for such Shares. Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Grantee.

          (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

          (d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to all vested Shares upon the date on which such shares cease to be Restricted Shares.

          (e) Corporate Transaction/ Change of Control. Immediately prior to the consummation of a Corporate Transaction described in Section 2(q)(i), (ii) or
(iii) of the Plan or a Change of Control, the Repurchase Right as to all vested Shares shall automatically lapse in its entirety, except to the extent this Agreement is Assumed, in which case the Repurchase Right shall apply to the new capital stock or other property received in exchange for the vested Shares in consummation of the Corporate Transaction or Change of Control, but only to the extent the vested Shares are at the time covered by such right. The Repurchase Right as to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of the Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction or Related Entity Disposition.

NOTE: This section does not contemplate the termination of the Repurchase
Right for unvested Shares upon a Corporate Transaction or Related Entity Disposition. If the Repurchase Right for unvested Shares were to terminate on an acquisition, the Award is in effect "accelerated," in that the Grantee would receive full consideration for the shares on a Corporate Transaction although the vesting time periods have not elapsed. Consideration should be given to whether either of the following provisions should be added to all agreements or to agreements for specific individuals. To the extent that this Agreement will not be Assumed, the Repurchase Right as to such Restricted Shares shall automatically lapse. Another possibility is to give the Company the option to repurchase the unvested Shares (at the Exercise Price per Share for the unvested Shares) in a Corporate Transaction if the Agreement is not Assumed. [Such a provision would mean that the Grantee only receives the acquisition consideration for the vested shares and results in the Grantee receiving the consideration that he would have received if he had vested options rather than purchased shares.] To the extent that this Agreement is not Assumed, the Company shall have the Repurchase Right as to such Restricted Shares pursuant to
Section 9(a) of this Agreement, except that the Share Repurchase Period shall be the sixty (60) day period immediately preceding the consummation of the Corporate Transaction or Related Entity Disposition.

     9. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     10. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     11. Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, as applicable, together with any other legends that may be required by the Company or by state or federal securities laws:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

     12. Lock-Up Agreement. (a) Agreement. Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

          (b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or
(ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 13 may not be amended or waived except with the consent of the Lead Underwriter.

     13. Grantee's Representations. In the event the Shares purchasable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of purchase, the Grantee shall, if required by the Company, concurrently with the purchase of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

     14. Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary's debts, contracts, liabilities or torts; provided, however, nothing in this Section 14 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.

     15. No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the employ or service of the Company, or of the Company to continue to employ Grantee.

     16. Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

     17. No Compensation Deferral. This Award is not intended to constitute "nonqualified deferred compensation" within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to Code
Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Award from the application of Code
Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A.

     18. Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Units awarded under the Plan or future Units that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

     19. Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     20. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

     21. Dispute Resolution The provisions of this Section 21 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee's assignees (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the Courts of the State of Colorado, and the parties shall submit to the jurisdiction of such courts. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

     22. Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.

     23. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                          Signature of Grantee:


                                          --------------------------------------

                                          --------------------------------------
                                          [Printed Name of Grantee]


                                          Date:                          ,
                                              -------------------------  -------


                                          ADA-ES, Inc.:


                                          By:
                                          --------------------------------------
                                          [Printed Name and Title of Officer]


                                          Date:                          ,
                                              -------------------------  -------

                                    EXHIBIT A

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

     FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the
Common Stock of ADA-ES, Inc., a Colorado corporation (the "Company"), standing in his name on the books of, the Company represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

                                               _________________________________




The undersigned spouse of ____________________ joins in this assignment.


Dated:  ___________________
                                               (Spouse of _____________________)

                                    EXHIBIT B

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

     The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

     1. The name, address, taxpayer identification number and taxable year of the undersigned are:

         TAXPAYER'S NAME:

         SPOUSE'S NAME:

         TAXPAYER'S SOCIAL SECURITY NO.:

         SPOUSE'S SOCIAL SECURITY NO.:

         TAXABLE YEAR:  Calendar Year 20____

         ADDRESS:

     2. The property which is the subject of this election is __________________ shares of common stock of ADA-ES, Inc..

     3. The property was transferred to the undersigned on ____________, 20__.

     4. The property is subject to the following restrictions.








     5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:

     $_______ per share x ________ shares = $___________.

     6. The undersigned paid $______ per share x _________ shares for the property transferred or a total of $_____________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

     The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

Dated:
-------------------------------------         ----------------------------------
                                                            Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
-------------------------------------         ----------------------------------
                                                       Spouse of Taxpayer

                                    EXHIBIT C

                     ADA-ES, INC. 2007 EQUITY INCENTIVE PLAN

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------

GRANTEE     :
                           ----------------------------------------------

COMPANY     :
                           ----------------------------------------------

SECURITY    :              COMMON STOCK

AMOUNT      :
                           ----------------------------------------------

DATE        :
                           ----------------------------------------------

     In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:

          (a) Grantee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Grantee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee's investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

          (c) Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. Other restrictions may also apply to sales of the Securities, and Grantee understands that the Securities may not be readily resold, and that delays may occur in selling the Securities, even if they are eligible for sale under Rule 144.

          (d) Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Securities may not be salable by Grantee.

          (e) Grantee represents that he is a resident of the State of
____________________.

                                           Signature of Grantee:


                                           ------------------------------------
                                           [Print Name]


                                           Date:
                                           -------------------------------------

                                           ADA-ES, INC.



                                           By:
                                           -------------------------------------


                                           Title:
                                           -------------------------------------





                                        3

PROXY                                                                     PROXY

                    For an Annual Meeting of Shareholders of
                                  ADA-ES, INC.
               Proxy Solicited on Behalf of the Board of Directors

This proxy will be voted in respect of the matters listed in accordance with the choice, if any, indicated in the spaces provided. If no choice is indicated, the proxy will be voted for such matter. If any amendments or variations are to be voted on, or any further matter comes before the meeting, this proxy will be voted according to the best judgment of the person voting the proxy at the meeting. This form should be read in conjunction with the accompanying Notice of Meeting and Proxy Statement.

NOTES:
1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. If no date is stated by the shareholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the shareholder(s).

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado 80401, not less than forty-eight
(48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any postponement or adjournment thereof.

The undersigned shareholder of ADA-ES, Inc. (the "Company") hereby appoints Michael D. Durham and Rollie J. Peterson or, failing them, Mark H. McKinnies, as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the offices of the Company, 8100 SouthPark Way, Unit B, Littleton, Colorado on Tuesday, June 19, 2007, at the hour of 9:00 a.m. (local time), and at any postponement or adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS PROPOSED BY THE COMPANY:

1. Proposal to elect the following nominees to the board of directors:

                                Nominees:
                                Jeffrey C. Smith
                                Robert N. Caruso
                                Michael D. Durham
                                John W. Eaves
                                Derek C. Johnson
                                Ronald B. Johnson
                                Mark H. McKinnies
                                Rollie J. Peterson
                                Richard J. Swanson

[   ]  FOR All NOMINEES

[   ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

[   ]  FOR ALL NOMINEES, EXCEPT THE FOLLOWING:

---------------------------------------------

2. Proposal to consider and approve the 2007 Equity Incentive Plan, including approval of shares of common stock reserved for issuance under the Plan.

[   ]  FOR

[   ]  AGAINST

[   ]  ABSTAIN

3. Proposal to approve the Stock Issuance Plan for the issuance of shares of the Company's common stock in excess of 20% of the amount of our outstanding shares of common stock and not more than 3 million shares, including shares of common stock underlying options and warrants, in connection with raising capital for implementing our business plan for being the market leader in mercury control technology by manufacturing injection equipment and activated carbon for our power plant customers. This includes possible acquisition of equipment fabricator(s) and development of a "Greenfield" activated carbon manufacturing facility or other projects or ventures intended to provide the Company and its customers with a long-term supply of activated carbon and working capital requirements.

[   ]  FOR

[   ]  AGAINST

[   ]  ABSTAIN

4. To consider and vote upon such other matters as may properly come before the Meeting or any postponement or adjournment thereof.


Dated this _____ day of ________________, 2007.


-------------------------------------------------------------
Signature of Shareholder(s)

-------------------------------------------------------------
(Please print name of Shareholder[s])


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.